SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☒	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12.

Legg Mason Partners Institutional Trust

Legg Mason Partners Income Trust

Legg Mason Partners Money Market Trust

Legg Mason Partners Premium Money Market Trust

Legg Mason Partners Variable Income Trust

Master Portfolio Trust

Western Asset Funds, Inc.

(Name of Registrant(s) as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:
☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

Legg Mason Partners Institutional Trust

Legg Mason Partners Income Trust

Legg Mason Partners Money Market Trust

Legg Mason Partners Premium Money Market Trust

Legg Mason Partners Variable Income Trust

Master Portfolio Trust

Western Asset Funds, Inc.

620 Eighth Avenue, 49th Floor

New York, NY 10018

September 27, 2019

Dear Shareholder:

A special meeting of your mutual fund(s) (each a “Fund” and together, the “Funds”), each a series of an above-listed trust or corporation, will be held at the offices of Legg Mason at 620 Eighth Avenue, 49th Floor, New York, New York, on Tuesday, December 3, 2019 at 10:00 a.m. (Eastern time), for the purposes of:

1)	Electing, as applicable, a Fund’s Board of Directors or Trustees (each, a “Board” and each Director or Trustee, a “Board Member”); and

2)	Transacting such other business as may properly come before the special meeting and any adjournment(s) or postponement(s) thereof.

Shareholders are being asked to elect Board Members of their Funds, which comprise substantially all of the mutual funds within the Legg Mason fund complex that are advised by Western Asset Management Company, LLC (“Western Asset”). Currently, the Funds are overseen by two different Boards. The Boards recommend that shareholders elect all of the nominees, which will result in a single group of Board members (the “Unified Board”), principally comprised of members of both existing Boards, overseeing substantially all of the Western Asset-advised mutual funds in the Legg Mason fund complex. As described in the enclosed joint proxy statement, the anticipated benefits that this unification of the Boards may promote include more efficient and effective communication among the Board members that oversee Western Asset-advised mutual funds within the fund complex, enhanced governance capabilities, efficiency in operations and potential long-term cost savings.

The Board responsible for your Fund recommends that you vote “FOR” Proposal 1 with respect to your Fund. However, before you vote, please read the full text of the joint proxy statement for an explanation of the proposal.

Your vote on this matter is important. Even if you plan to attend and vote in person at the meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or over the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card and returning it in the accompanying postage-paid return envelope.

If you have any questions about the proposal to be voted on, please call Computershare Fund Services at 1-866-300-0742.

Sincerely,

Robert I. Frenkel

Secretary

Legg Mason Partners Institutional Trust

Legg Mason Partners Income Trust

Legg Mason Partners Money Market Trust

Legg Mason Partners Premium Money Market Trust

Legg Mason Partners Variable Income Trust

Master Portfolio Trust

Western Asset Funds, Inc.

620 Eighth Avenue, 49th Floor

New York, NY 10018

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held December 3, 2019

A joint special meeting of the shareholders of the Funds identified below (the “Meeting”) will be held at the offices of Legg Mason at 620 Eighth Avenue, 49th Floor, New York, New York, on Tuesday, December 3, 2019 at 10:00 a.m. (Eastern time), for the following purposes, as more fully described in the accompanying Joint Proxy Statement:

1)	To elect Board Members. (To be voted on by all Funds.)

2)	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

Your Board recommends that you vote “FOR” Proposal 1.

Shareholders of record at the close of business on September 13, 2019 (the “Record Date”) are entitled to vote at the Meeting and at any adjournments or postponements thereof.

If you own shares in more than one Fund as of the Record Date, you may receive more than one proxy card. Please be certain to sign, date and return each proxy card you receive.

By order of the Boards of Directors/Trustees,

Robert I. Frenkel

Secretary

September 27, 2019

Legg Mason Partners Institutional Trust

Legg Mason Partners Income Trust

Legg Mason Partners Money Market Trust

Legg Mason Partners Premium Money Market Trust

Legg Mason Partners Variable Income Trust

Master Portfolio Trust

Western Asset Funds, Inc.

620 Eighth Avenue, 49th Floor

New York, NY 10018

JOINT PROXY STATEMENT

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to be Held on December 3, 2019:

The Notice of Joint Special Meeting of Shareholders, the Proxy Statement and the form of proxy card and voting instruction form, and any amendments or supplements to the foregoing, are available on the Internet at https://www.proxy-direct.com/lmf-30870.

If you have any questions, would like to vote your shares, or wish to obtain directions so that you can attend the Meeting, please call Computershare Fund Services (“Computershare”), the proxy solicitor for the Funds, toll-free at 1-866-300-0742.

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors or Trustees (each, a “Board” and each Director or Trustee, a “Board Member”) of each of the mutual funds listed in the accompanying Notice of Joint Special Meeting of Shareholders (each a “Fund” and together, the “Funds”), each a series of an above-listed trust (each, a “Trust”) or corporation (the “Corporation”), of proxies to be voted at a joint special meeting of shareholders of each such Fund to be held at the offices of Legg Mason at 620 Eighth Avenue, 49th Floor, New York, New York, on Tuesday, December 3, 2019 at 10:00 a.m. (Eastern time) (for each Fund, a “Meeting”), and at any and all adjournments or postponements thereof. The Meeting will be held for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

The Board of each Fund has determined that the use of this Joint Proxy Statement for such Fund’s Meeting is in the best interests of the Fund and its shareholders in light of the related matters being considered and voted on by the shareholders of each of the Funds. This Joint Proxy Statement and the accompanying materials are being mailed by the Boards on or about October 7, 2019.

Each Fund is organized as either a series of a Maryland statutory trust or a series of a Maryland corporation. The Trusts and Corporation are registered investment companies. A list of each Trust, the Corporation, and the series of each Trust and the Corporation, is set forth in Appendix A.

Shareholders of record at the close of business on September 13, 2019 (the “Record Date”) are entitled to vote at the Meeting. Shareholders of certain Funds are entitled to one vote for each share of the Fund(s) held on the Record Date. Shareholders of other Funds are entitled to one vote for each dollar of net asset value represented by the shareholder’s shares of the Fund(s) on the Record Date. Holders of interests in Funds in Master Portfolio Trust, which are underlying master funds in a master/feeder arrangement, are entitled to vote in the proportion that their beneficial interests in the Fund bear to the total beneficial interests in that Fund. If you own shares of a Fund that is a feeder fund investing in a Fund in Master Portfolio Trust, as explained below, your vote on a proposal for your Fund will also serve as your authorization for the Fund to vote in the same manner on any corresponding proposal applicable to the underlying Fund in which it invests. The manner in which shareholders of each Fund are entitled to vote is shown in Appendix B.

The number of shares of each Fund outstanding at the close of business on the Record Date and the net assets of each Fund as of that date are shown in Appendix B.

The Fund of which you are a shareholder is named on the proxy card included with this Joint Proxy Statement. If you own shares in more than one Fund as of the Record Date, you may receive more than one proxy card. Even if you plan to attend the Meeting, please sign, date and return EACH proxy card you receive, or if you provide voting instructions by telephone or over the Internet, please vote on the proposal with respect to EACH Fund you own. If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s). This code is designed to confirm your identity, provide access into the voting sites and confirm that your instructions are properly recorded.

All properly executed proxies received prior to a Fund’s Meeting will be voted at that Meeting. On the matters coming before the Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a proxy is properly executed and returned and no choice is specified with respect to Proposal 1, the shares will be voted “FOR” all of the nominees. Shareholders who execute proxies or provide voting instructions by telephone or the Internet may revoke them with respect to the proposal at any time before a vote is taken on the proposal by filing with the applicable Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the address above), by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Meeting, however, will not revoke any previously executed proxy. If you hold shares through a Service Agent (as defined below) or if you are the holder of a variable annuity contract or variable life insurance policy through a participating insurance company (as discussed below), please consult your Service Agent or your participating insurance company regarding your ability to revoke voting instructions after such instructions have been provided.

Photographic identification and satisfactory proof of ownership of shares of a Fund, such as your voting instruction card, will be required for admission to the Meeting.

Annual reports are sent to shareholders of record of each Fund following the Fund’s fiscal year end. Each Fund’s fiscal year end is set forth on Appendix H. Each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the Fund at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by calling toll free at 1-877-721-1926. Copies of annual and semi-annual reports of each Fund are also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

Please note that only one annual or semi-annual report or Joint Proxy Statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or the Joint Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

VOTE REQUIRED AND MANNER OF VOTING PROXIES

A quorum of shareholders with respect to a Trust or the Corporation is required to take action at the Meeting with respect to such Trust or the Corporation. For each Trust, the quorum requirement for Proposal 1 is the presence, in person or by proxy, of at least 30% of the voting power of the Trust taken as a whole as of the Record Date. Total voting power of the Trust taken as a whole is determined, not by the number of shares outstanding, but by net asset value of all of the outstanding shares (including fractional shares) of the Trust as of the Record Date. Each share (or fractional share) of a Trust outstanding as of the Record Date is entitled to a number of votes equal to the net asset value of that share (or fractional share) as of the Record Date. This is referred to as “dollar-weighted” voting. For the Corporation, the quorum requirement for Proposal 1 is the presence, in person or by proxy, of at least 30% of the outstanding shares of the Corporation taken as a whole on the Record Date. Each share of Corporation outstanding as of the Record Date is entitled to one vote (with fractional votes for fractional shares outstanding as of the Record Date). The quorum requirement of each Trust and the Corporation and for each Fund is set forth in Appendix B.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for that Meeting. The inspectors of election, who are employees of Computershare, the proxy solicitor engaged by Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “Manager”), the Funds’ investment manager, on behalf of the Funds, will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposal. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on Proposal 1 may be deemed an instruction to vote such shares in favor of all of the nominees.

If you hold shares of a Fund through a bank or other financial institution or intermediary (a “Service Agent”) that has entered into a service agreement with the Fund or a distributor of the Fund, the Service Agent may be the record holder of your shares. At the Meeting, a Service Agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on the proposal may be deemed to authorize a service provider to vote such shares in favor of the nominees. Depending on its policies, applicable law or contractual or other restrictions, a Service Agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the Service Agent may, but may not be required to, vote such shares in the same proportion as those shares for which the Service Agent has received voting instructions. This practice is commonly referred to as “echo voting.”

Shares of certain Funds are offered to variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies (the “Variable Annuity Funds”). Shares of the Variable Annuity Funds are held by the variable annuity contracts and variable life insurance products offered by the separate accounts of participating life insurance companies. However, in accordance with current law and interpretations thereof, participating insurance companies will vote shares held in the separate accounts in a manner consistent with voting instructions timely received from the holders of variable annuity contracts and variable life insurance policies. A signed proxy card or other authorization by a holder that does not specify how the holder’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of all of the nominees. Those persons who have a voting interest at the close of business on the Record Date will be entitled to submit instructions to their participating insurance company. Each participating insurance company will vote Variable Annuity Fund shares held in separate accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as well as shares it owns, in the same proportion as those shares for which such insurance company receives voting instructions (this is referred to as “proportional voting”). Because of this use of proportional voting with respect to Variable Annuity Fund shares held in separate accounts, a small number of holders of variable annuity contracts and variable life insurance policies could determine how an insurance company votes with respect to Variable Annuity Fund shares, if other holders of variable annuity contracts and variable life insurance policies fail to vote. For purposes of this Joint Proxy Statement, the term “shareholder” (when used to refer to the beneficial holder of ownership interests in a Fund) shall also be deemed to include holders of Variable Annuity Fund shares through variable annuity contracts and variable life insurance policies.

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a Service Agent, or if you hold Variable Annuity Fund shares through a variable annuity contract or a variable life insurance policy, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer, Service Agent or participating insurance company specific instructions as to how you want your shares to be voted.

Certain Funds are feeder funds that invest in securities through underlying master funds that are Funds in Master Portfolio Trust. When a shareholder of a feeder Fund votes on a proposal, that vote will also constitute instructions for the feeder Fund to vote in the same manner on the corresponding proposal for the master Fund in which it invests. Accordingly, for each proposal brought before the Meeting, each feeder Fund will vote its interests in its master Fund in accordance with the voting instructions received from its shareholders and will vote interests in the master Fund for which no timely instructions are received in the same proportion as the interests for which it receives voting instructions (this is referred to as “proportional voting”). Because of this use of proportional voting with respect to a master Fund, a small number of shareholders could determine how a feeder Fund votes with respect to a master Fund, if other shareholders fail to vote.1 For purposes of this Joint Proxy Statement, the term “shareholder” shall be deemed to include holders of beneficial interests in a master Fund, even though beneficial interests in the master Fund technically are not divided into shares.

Proposal 1:

•	Nominees must be elected by a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists.

•

For each Trust or the Corporation, the shareholders of all series will vote together as a single class and the voting power of the shares of each series will be counted together in determining the results of the voting for the proposal.

1 Master Funds other than Tax Free Reserves Portfolio have investors that are non-US funds sponsored by Legg Mason. The Funds understand that these non-US funds will vote their interests in each master Fund in the same proportion as the vote of all other holders of interests in that master Fund. This may have the effect of further magnifying the impact of the votes of feeder Fund shareholders who do in fact vote.

THE PROPOSAL TO ELECT BOARD MEMBERS

The purpose of the proposal is to elect Board Members of each Trust or Corporation named in the tables below.

Currently, two different Boards (each an “Existing Board” and together, the “Existing Boards”) oversee the Funds, which comprise substantially all of the mutual funds within the Legg Mason fund complex that are advised by Western Asset Management Company, LLC (“Western Asset”).1 The Boards recommend that shareholders elect all of the nominees, which will result in a single group of Board members (the “Unified Board”), principally comprised of members of both Existing Boards, overseeing substantially all of the Western Asset-advised mutual funds in the Legg Mason fund complex.

It is intended that the enclosed proxy card will be voted for all nominees (each, a “Nominee”) for the Unified Board unless a proxy contains specific instructions to the contrary. The Nominees’ term of office is expected to commence on or about January 1, 2020 or promptly after the election of the Nominees if the Meeting is adjourned or postponed to a date after January 1, 2020.

Funds to Elect Board Members of the Unified Board

Trust/Corporation	Series	Existing Board[2]
Western Asset Funds, Inc.	Western Asset Core Bond Fund	1
	Western Asset Core Plus Bond Fund	1
	Western Asset High Yield Fund	1
	Western Asset Inflation Indexed Plus Bond Fund	1
	Western Asset Intermediate Bond Fund	1
	Western Asset Macro Opportunities Fund	1
	Western Asset Total Return Unconstrained Fund	1
Legg Mason Partners Institutional Trust	Western Asset Institutional Government Reserves	2
	Western Asset Institutional Liquid Reserves	2
	Western Asset Institutional U.S. Treasury Obligations Money Market Fund	2
	Western Asset Institutional U.S. Treasury Reserves	2
	Western Asset Select Tax Free Reserves	2
	Western Asset SMASh Series C Fund	2
	Western Asset SMASh Series EC Fund	2
	Western Asset SMASh Series M Fund	2
	Western Asset SMASh Series TF Fund	2
Legg Mason Partners Income Trust	Western Asset Adjustable Rate Income Fund	2
	Western Asset California Municipals Fund	2
	Western Asset Corporate Bond Fund	2
	Western Asset Emerging Markets Debt Fund	2
	Western Asset Global High Yield Bond Fund	2
	Western Asset Income Fund	2
	Western Asset Intermediate Maturity California Municipals Fund	2
	Western Asset Intermediate Maturity New York Municipals Fund	2

1 Western Asset Management Company, LLC (formerly known as Western Asset Management Company) (“Western Asset”), is a subadviser to LMPFA with respect to the Funds. Western Asset Management Company Limited (“Western Asset London”), Western Asset Management Company Ltd (“Western Asset Japan”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore” and, collectively with Western Asset, Western Asset London and Western Asset Japan, the “subadvisers”), also serve as subadvisers to certain of the Funds, as shown on Appendix B. References to Western Asset in this proxy statement also includes the other subadvisers, as applicable.

2 The Existing Boards, numbered 1 through 2 for purposes of this proposal and the relevant Appendices, are the Boards that currently oversee the Funds. The members of each Existing Board and the Funds overseen by each Existing Board are identified in Appendix C.

Trust/Corporation	Series	Existing Board[1]
Legg Mason Partners Income Trust (continued)	Western Asset Intermediate-Term Municipals Fund	2
	Western Asset Managed Municipals Fund	2
	Western Asset Massachusetts Municipals Fund	2
	Western Asset Mortgage Total Return Fund[2]	2
	Western Asset Municipal High Income Fund	2
	Western Asset New Jersey Municipals Fund	2
	Western Asset New York Municipals Fund	2
	Western Asset Oregon Municipals Fund	2
	Western Asset Pennsylvania Municipals Fund	2
	Western Asset Short Duration High Income Fund	2
	Western Asset Short Duration Municipal Income Fund	2
	Western Asset Short-Term Bond Fund	2
Legg Mason Partners Money Market Trust	Western Asset Government Reserves	2
	Western Asset New York Tax Free Money Market Fund	2
	Western Asset Prime Obligations Money Market Fund	2
	Western Asset Tax Free Reserves	2
	Western Asset U.S. Treasury Reserves	2
Legg Mason Partners Premium Money Market Trust	Western Asset Premium Liquid Reserves	2
	Western Asset Premium U.S. Treasury Reserves	2
Legg Mason Partners Variable Income Trust	Western Asset Core Plus VIT Portfolio	2
	Western Asset Variable Global High Yield Bond Portfolio	2
Master Portfolio Trust	Government Portfolio	2
	Liquid Reserves Portfolio	2
	Tax Free Reserves Portfolio	2
	U.S. Treasury Obligations Portfolio	2
	U.S. Treasury Reserves Portfolio	2

1 The Existing Boards, numbered 1 through 2 for purposes of this proposal and the relevant Appendices, are the Boards that currently oversee the Funds. The members of each Existing Board and the Funds overseen by each Existing Board are identified in Appendix C.

2 Prior to September 27, 2019, the Western Asset Mortgage Backed Securities Fund.

Reasons for Realignment and Board Unification

The Existing Boards believe that realigning the membership on the Boards into the Unified Board may provide benefits to the Funds. This is the result of discussions and meetings among the members of the Existing Boards and with management, during which the Existing Boards considered a number of practices for governance of the Funds. Among other things, the Existing Boards concluded that the establishment of the Unified Board, as opposed to continuing to have the two separate Existing Boards oversee the Funds, can be expected to: (1) promote efficient and effective communications among the Board Members with oversight responsibility for substantially all of the Western Asset-advised mutual funds within the Legg Mason fund complex; (2) promote enhanced governance capabilities, including by promoting consistency of policies and procedures across the Funds and the effectiveness of board oversight of the Funds, their management and other service providers, by affording an increased range of experience among Board Members, and by providing the Unified Board with greater flexibility than either Existing Board has to fill future Board vacancies, resulting from Board Member retirements or otherwise, without the time and expense of calling a shareholder meeting (to the extent permitted by applicable law, as described below); (3) promote a more efficient use of resources by management, which may enhance management’s productivity with respect to the Funds; and

(4) improve the long-term prospects for attracting and retaining qualified individuals to serve as Board Members. Each Existing Board determined that the Funds it oversees are likely to benefit from the particular skill sets and other attributes of the Nominees who currently serve as members of other Western Asset-advised funds, who are knowledgeable of the role performed by board members of a registered investment company and are familiar with the specific entities and individuals responsible for managing the day-to-day operations of the Funds. Realigning the Existing Boards into the Unified Board is expected to reduce some Fund expenses over the long term, such as costs associated with holding Board and committee meetings. In addition, the Board realignment is expected to benefit Legg Mason management, whose reduced administrative burden and costs should allow management to devote more time and resources to providing services to the Funds and to high level strategic planning.

Upon the election of all ten Nominees, the Unified Board will have greater flexibility than either Existing Board has to fill future board vacancies, resulting from Board Member retirements or otherwise, occurring in between shareholder meetings without the time and expense associated with calling a shareholder meeting (to the extent permitted by applicable law), while also promoting the Unified Board’s ability to provide continuity as Board Member retirements occur over the years. In general, under the Investment Company Act of 1940, as amended (the “1940 Act”), a mutual fund must call a shareholder meeting to elect Board Members if at any time less than a majority of its board members were elected by shareholders. Moreover, a mutual fund board is permitted to fill any vacancy, for example those resulting from retirements, without calling a shareholder meeting if immediately after filing the vacancy at least two-thirds of the board members then holding office have been elected by shareholders. It has been over ten years since shareholders were last asked to elect Board Members of either Existing Board. Since that time, some Board Members have retired and others have been appointed by the remaining Board Members without calling a shareholder meeting, as permitted by applicable law. Neither Existing Board has a sufficient number of shareholder-elected Board Members to carry out the recommended Board unification initiative without shareholder approval. After the election of all ten Nominees at the Meeting, the Unified Board will have greater flexibility to fill future board vacancies than either Existing Board has at present.

In the absence of calling a shareholder meeting at this time to elect Board Members, under applicable law, the Corporation would not be able to maintain its current Board size without holding a shareholder meeting if any shareholder-elected Board Member were to retire or otherwise leave office. Moreover, the Corporation would be required by law to hold a shareholder meeting to elect Board Members if at any time two more shareholder-elected Board Members were to retire or otherwise leave office, assuming the membership of Existing Board 1 otherwise remained constant. As a result, in the absence of holding the Meeting at this time to elect the Unified Board, Existing Board 1 could find it necessary to call a meeting of shareholders to elect Board Members for reasons other than recommending Board unification.

Each Nominee has consented to serve on the Board to which he or she has been nominated if elected by shareholders. If, however, before the election, any Nominee is unable to serve or for good cause will not serve, proxies may be voted for a replacement Nominee, if any, designated by the current Board Members.

The Nominees’ terms of office are expected to commence on or about January 1, 2020. Each Board Member will be elected to hold office until his or her successor is elected and qualifies or until his or her earlier death, resignation, retirement or removal.

The nominations of the Nominees listed below have been approved by each Existing Board and its Governance and Nominating Committee. Information about the Nominees for the Unified

Board is set forth in the sections below. Each Board has determined that the number of its Board Members shall be fixed at the number of Board Members elected at the Meeting, subject to any further changes in Board size permitted by applicable law. Board Members of each Existing Board have had the opportunity to meet with their counterparts on the other board.

Current Board Members and Nominees

The current Board Members and Nominees for the Unified Board, their years of birth, their principal occupations during the past five years (their titles may have varied during that period), the number of Funds in the Fund complex he or she expects to oversee on or about January 1, 2020, following the formation of the Unified Board, subject to shareholder approval and scheduled retirements, and other board memberships they hold are set forth below. The address of each current Board Member and Nominee is c/o Jane E. Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, MD 21202. Each Nominee was recommended for nomination by the Existing Boards of the Funds.

Name and Year of Birth	Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years	Number of Funds in the Legg Mason Funds Complex to be Overseen by Current Board Member or Nominee[2]	Other Board Memberships Held by Current Board Member or Nominee
Independent Current Board Members or Nominees*:
Robert Abeles, Jr. Born 1945	Current Member of Existing Board 1 and Nominee to Unified Board	Since 2013	Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California	52	Board Member, Great Public Schools Now (since 2018); Board Member, Excellent Education Development (since 2012)
Jane F. Dasher Born 1949	Current Member of Existing Board 2 and Nominee to Unified Board	Since 1999	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)	52	Director, Visual Kinematics, Inc. (since 2018)
Anita L. DeFrantz Born 1952	Current Member of Existing Board 1 and Nominee to Unified Board	Since 1998	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee	52	None

Name and Year of Birth	Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years	Number of Funds in the Legg Mason Funds Complex to be Overseen by Current Board Member or Nominee[2]	Other Board Memberships Held by Current Board Member or Nominee
Susan B. Kerley Born 1951	Current Member of Existing Board 2 and Nominee to Unified Board	Since 1992	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)	52

Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Avedick B. Poladian Born 1951	Current Member of Existing Board 1 and Nominee to Unified Board	Since 2007	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)	52	Occidental Petroleum Corporation (since 2008); California Resources Corporation (since 2014); and Public Storage (since 2010)
William E.B. Siart Born 1946	Current Chairman and Member of Existing Board 1 and Nominee to Unified Board	Since 1997[4]	Chairman of Great Public Schools Now (since 2015); Chairman of Excellent Education Development (since 2000); formerly, Trustee of The Getty Trust (2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)	52	Member of Board of United States Golf Association, Executive Committee Member (since 2018)

Name and Year of Birth	Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years	Number of Funds in the Legg Mason Funds Complex to be Overseen by Current Board Member or Nominee[2]	Other Board Memberships Held by Current Board Member or Nominee
Jaynie Miller Studenmund Born 1954	Current Member of Existing Board 1 and Nominee to Unified Board	Since 2004	Corporate Board Member and Advisor (since 2004); retired as Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)	52	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)
Peter J. Taylor[3] Born 1958	Nominee to Unified Board	Since 2019	President to ECMC Foundation (nonprofit organization) (since 2014); formerly, Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014); Managing Director, Barclays Capital (investment bank) (2008 to 2009); Managing Director, Lehman Brothers (investment bank) (1993 to 2008)	52	Member of the Board of Trustees of California State University system; Director of Pacific Mutual Holding Company,[4] Kaiser Family Foundation, Ralph M. Parson Foundation, and Edison International
Members of Existing Board 2 Not Continuing**:
Elliott J. Berv Born 1943	Current Member of Existing Board 2	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)	43	None

Name and Year of Birth	Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years	Number of Funds in the Legg Mason Funds Complex to be Overseen by Current Board Member or Nominee[2]	Other Board Memberships Held by Current Board Member or Nominee
Mark T. Finn Born 1943	Current Member of Existing Board 2	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Principal/Member, Balvan Partners (investment management) (2002 to 2009)	43	None
Stephen R. Gross Born 1947	Current Member of Existing Board 2	Since 1986	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)	88	Legg Mason Partners Equity Funds Board (since 2019)
Susan M. Heilbron Born 1945	Chair and Current Member of Existing Board 2	Since 1991 (Chair of Existing Board 2 since 2018)	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984 and 1977 to 1979)	88	Legg Mason Partners Equity Funds Board (since 2019)

Name and Year of Birth	Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years	Number of Funds in the Legg Mason Funds Complex to be Overseen by Current Board Member or Nominee[2]	Other Board Memberships Held by Current Board Member or Nominee
R. Richardson Pettit Born 1942	Current Member of Existing Board 2	Since 1990	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University	43	None
Interested Current Board Members or Nominees::
Ronald L. Olson[5] Born 1941	Current Member of Existing Board 1 and Nominee to Unified Board	Since 2005	Partner of Munger, Tolles & Olson LLP (a law partnership) (since 1968)	52	Berkshire Hathaway, Inc (since 1997)
Jane E. Trust, CFA[6] Born 1962	Current Member of Existing Board 2, President and Chief Executive Officer of the Funds, and Nominee to Unified Board	Since 2015	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 141 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)	141	None
*	Current Board Members or Nominees who are not “interested persons” (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust/Corporation.
**

The terms of office of Elliott J. Berv, Mark T. Finn, Stephen R. Gross, Susan M. Heilbron, and R. Richardson Pettit, current members of Existing Board 2, will not continue with respect to the Funds once the Unified Board takes office on or about January 1, 2020. Messrs. Berv, Finn and Pettit are retiring from service as Board Members of Legg Mason funds. Mr. Pettit is retiring upon reaching the current retirement age of Existing Board 2. Messrs. Berv and Finn will be retiring one year before the current retirement age of Existing Board 2. As of February 6, 2019, Ms. Heilbron and

Mr. Gross serve as Trustees to funds within the Legg Mason fund complex that are not overseen by either Existing Board. Ms. Heilbron and Mr. Gross serve as Trustees to 45 such funds overseen by the Legg Mason Partners Equity Funds Board.
[1]

Indicates the earliest year in which Nominee became a Board Member for a Fund in the Fund complex. Each Board Member serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]

For each Nominee, the number shown is the total number of separate portfolios within the fund complex that the Nominee would oversee if he or she is elected during the Meeting. For each current Board Member who is not a Nominee, the number shown is the total number of separate portfolios within the fund complex that the Nominee oversees as of the date of this proxy statement.

[3]

Mr. Taylor serves as a director of Western Asset Investment Grade Income Fund, Inc. and a trustee of Western Asset Premier Bond Fund (closed-end investment companies), with the other Board Members who currently serve on Existing Board 1.

[4]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from Legg Mason or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

[5]	Mr. Olson is an “interested person” (as defined in the 1940 Act) of the Trust/Corporation because his law firm has provided legal services to Western Asset.
[6]	Ms. Trust is an “interested person” (as defined in the 1940 Act) of the Trust/Corporation because of her position with LMPFA and/or certain of its affiliates.

Qualifications of Current Board Members and Nominees

Each Existing Board believes that each of its current Board Member’s and each Nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of its other current Board Members and the Nominees lead to the conclusion that the Board possesses the requisite skills and attributes. Each Existing Board believes that the Nominees’ and its current Board Members’ abilities to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Manager, the subadvisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Existing Boards have considered the following experience, qualifications, attributes and/or skills, among others, of the Nominees in reaching its conclusion with respect to the Nominees and its current Board Members: his or her character and integrity; such person’s length of service as a board member of certain Funds; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Board Member; as to each Nominee other than Mr. Olson and Ms. Trust, his or her status as not being an “interested person” (as defined in the 1940 Act) of the Funds (each an “Independent Board Member”). In addition, the following specific experience, qualifications, attributes and/or skills apply as to the Nominees: Mr. Abeles, business, accounting and finance expertise and experience as a chief financial officer, board member and/or executive officer of various businesses and other organizations; Ms. Dasher, experience as a chief financial officer of a private investment company; Ms. DeFrantz, business expertise and experience as a president, board member and/or executive officer of various businesses and non-profit and other organizations; Ms. Kerley, investment consulting experience and background and mutual fund board experience; Mr. Poladian, business, finance and accounting expertise and experience as a board member of various businesses and/or as a partner of a multi-national accounting firm; Mr. Siart, business and finance expertise and experience as a president, chairperson, chief executive officer and/or board member of various businesses and non-profit and other organizations; Ms. Studenmund, business and finance expertise and experience as a president, board member and/or chief operating officer of various businesses; Mr. Olson, business and legal expertise and experience as a partner of a law firm and/or board member of various businesses and non-profit and other organizations; Mr. Taylor, business and finance expertise and experience as a chief financial officer, president and/or board member of various businesses and non-profit organizations; and Ms. Trust, investment management and risk oversight experience as an executive and portfolio manager and leadership roles within Legg Mason and affiliated entities. In addition, Existing Board 2 believes that the following specific experience, qualifications, attributes and/or skills apply as to its other current Board Members of Existing Board 2: Mr. Berv, experience as a chief executive officer and board member of various businesses and organizations and organizational consulting experience; Mr. Finn, investment management experience as an executive, consultant and portfolio manager; Mr. Gross, accounting background and experience as an officer and board member of various organizations; Ms. Heilbron, legal background, business and consulting experience; and Dr. Pettit, economic and finance background and academic management experience. References to the qualifications, attributes and skills of Nominees are pursuant to requirements of the SEC, do not constitute holding out of an Existing Board, the Unified Board or any Nominee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on an Existing Board or the Unified Board by reason thereof.

General Information Regarding the Boards

Compensation: Information relating to compensation paid to the Nominees and current Board Members who serve on the Existing Boards for the Most Recent Year5 is set forth in Appendix C.

Equity Securities Owned by the Current Board Members and Nominees: Information relating to the amount of equity securities of the Funds and other funds in the Fund Complex owned by the current Board Members and the Nominees as of August 16, 2019 is set forth in Appendix D.

Attendance of Board Members at Annual Meeting: No Trust or Corporation has a policy with regard to attendance of Board Members at annual meetings. No annual meeting for any Trust or Corporation was held during the Most Recent Year.

Board Meetings: During the Most Recent Year Existing Board 1 met 6 times and Existing Board 2 met 5 times. Each incumbent Nominee and current Board Member attended more than 75% of the aggregate number of meetings of each Board and of each committee of each Board on which he or she served.

Board Leadership Structure, Oversight and Standing Committees of the Existing Boards: Information relating to the various standing committees of the Existing Boards is set forth in Appendix E.

Each Existing Board has determined that its leadership structure is appropriate given the business and nature of the Funds. In connection with its determination, each Existing Board considered that its Chairperson is an Independent Board Member. Each Chairperson can play an important role in setting the agenda of each Existing Board and also serves as a key point person for dealings between management and the other Independent Board Members. The Independent Board Members of each Existing Board believe that their Chairperson’s independence facilitates meaningful dialogue between management and the Independent Board Members. The Existing Boards also considered that the chairpersons of each Existing Board’s standing committees are Independent Board Members, which yields similar benefits with respect to the functions and activities of the various Existing Board standing committees (e.g., each standing committee’s

5 The term “Most Recent Year,” when used in Joint Proxy Statement and the relevant Appendices, refers to the calendar year ended December 31, 2018, which coincides with the last fiscal year of certain of the Funds, as shown in Appendix H.

chairperson works with LMPFA and other service providers to set agendas for the meetings of the applicable Existing Board standing committees). As noted above, through the standing committees, the Independent Board Members consider and address important matters involving the Funds, including those presenting conflicts or potential conflicts of interest for management. The Independent Board Members also regularly meet outside the presence of management and are advised by independent legal counsel. The Existing Boards have determined that their standing committees help ensure that the Funds have effective and independent governance and oversight. Each Existing Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Board Members from management, including the subadviser. Each Existing Board reviews its structure on an annual basis.

As an integral part of their responsibility for oversight of each Fund in the interests of shareholders, each Existing Board oversees risk management of the Funds’ investment programs and business affairs. The function of the Existing Boards with respect to risk management is one of oversight, not active involvement in, or coordination of, day-to-day risk management activities for the Funds. The Existing Boards have emphasized to the Manager and subadviser the importance of maintaining vigorous risk management. The Existing Boards exercise oversight of the risk management process primarily through the standing committees of the Existing Boards, and through oversight by the Existing Boards.

The Funds face a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. Under the overall supervision of the Existing Boards or the applicable standing committees, the Funds, the Manager, the subadviser, and the affiliates of the Manager and the subadviser, or other service providers to the Funds, employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Funds’ and the Manager’s Chief Compliance Officer (“CCO”) and the Manager’s chief risk officer, as well as various personnel of the subadviser and other service providers such as the Funds’ independent accountants, report to the standing committees and/or to the Existing Boards with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto. These reports and other similar reports received by the Board Members as to risk management matters are typically summaries of the relevant information. The Board Members recognize that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it is necessary for the Funds to bear certain risks (such as investment-related risks) to achieve their goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

Because most of the Funds’ operations are carried out by various service providers, each Existing Board’s oversight of the risk management processes of those service providers, including processes to address cybersecurity and other operational issues, is inherently limited.

Officers of the Funds

The officers of each Fund, their ages and their principal occupations during the past five years (their titles may have varied during that period) are set forth in Appendix G.

Shareholder Approval

The election of Nominees to the Unified Board must be approved by a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists. The votes of each Fund in the same Trust or Corporation will be counted together with respect to the election of the Nominees to the Unified Board and the shareholders of each Fund will vote together as a single class with the shareholders of all other Funds that are series of the same Trust or Corporation.

If not enough proxies or votes have been received from shareholders of a Trust or the Corporation to achieve quorum and approve Proposal 1 by the time of the Meeting, the Meeting may be postponed or adjourned with respect to one or more Trusts and/or the Corporation to permit further solicitation of proxies, or for the applicable Existing Board to consider alternate steps. If the shareholders of a Trust and/or the Corporation do not ultimately approve Proposal 1, LMPFA and the applicable subadviser(s) to each affected Fund,will continue to operate the affected Fund as they currently do pending any further action by the applicable Existing Board.

Your Board recommends that you vote “FOR” the election of each of the Nominees to the Unified Board.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board Members, including a majority of the Independent Board Members, of each Fund have selected Pricewaterhouse Coopers LLP (“PwC”) as the independent registered public accounting firm for the Funds. No representatives of PwC will be present at the Meeting.

Appendix H sets forth for each Fund, for each of the applicable Fund’s two most recent fiscal years, the fees billed by the Fund’s independent registered public accounting firm for all audit and non-audit services provided directly to the Fund and each Fund’s fiscal year end month and day. The fee information in Appendix H is presented under the following captions:

(a) Audit Fees—fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

(b) Audit-Related Fees—fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews not required by regulators.

(c) Tax Fees—fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews.

(d) All Other Fees—fees for products and services provided to the Fund other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

Existing Board 1’s Audit Committee pre-approves, to the extent contemplated by applicable regulations, audit and non-audit services rendered to the Fund by the auditors and non-audit services rendered to the Manager and certain of its affiliates by the independent registered public accounting firms, and review the fees charged by the independent registered public accounting firms for such services; provided, however, that the Existing Board 1’s Audit Committee may implement policies and procedures pursuant to which services are pre-approved other than by the full Existing Board 1’s Audit Committee, subject to the requirement that the full Existing Board 1’s Audit Committee be notified at its next meeting of each such service. Existing Board 1’s Audit

Committee has delegated to its chairperson the authority, on behalf of Existing Board 1’s Audit Committee, to pre-approve audit and non-audit services rendered to the Funds and non-audit services rendered to the Manager and their affiliates by the independent registered public accounting firms; provided that any such pre-approval is reported to Existing Board 1’s Audit Committee not later than its next meeting.

The charter of Existing Board 2’s Audit Committee requires that the Audit Committee shall approve (a) all audit and permissible non-audit services to be provided to each Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the investment adviser and any service providers controlling, controlled by or under common control with the investment adviser that provide ongoing services to the Fund (“Covered Service Providers”) if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Committee.

Existing Board 2’s Audit Committee may not approve non-audit services that the Committee believes may impair the independence of the independent registered public accounting firms. Permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below provided to the Fund by the independent registered public accounting firms, other than those provided to a Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include (a) bookkeeping or other services related to the accounting records or financial statements of the Fund; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker or dealer, investment adviser or investment banking services; (h) legal services and expert services unrelated to the audit; and (i) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by Existing Board 2’s Audit Committee of any permissible non-audit services is not required so long as: (a) the aggregate amount of all such permissible non-audit services provided to a Fund, LMPFA and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (i) the Fund, (ii) the Manager and (iii) any Covered Service Provider during the fiscal year in which services are provided that would not have to be approved by the Committee; (b) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to completion of the audit.

For each Fund’s two most recent fiscal years, there were no services rendered by PwC to the Funds for which the pre-approval requirement was waived.

Non-audit fees billed for services rendered to the Funds and the Manager or any entity controlling, controlled by or under common control with the Manager that provides ongoing services to the Funds during the last two fiscal years is presented in Appendix H under the caption “Aggregate Non-Audit Fees for Services Provided to Each Fund and its Affiliated Service Providers Pre-Approved by the Audit Committee.”

Each Audit Committee has considered whether the provision of non-audit services that were rendered by PwC to the Manager and Covered Service Providers that were not pre-approved (not requiring pre-approval) is compatible with maintaining such auditor’s independence. All services provided by PwC to each Fund, its Manager or Covered Service Providers that were required to be pre-approved were pre-approved as required.

ADDITIONAL INFORMATION

5% Share Ownership

As of August 30, 2019, the persons listed in Appendix I owned of record the amounts indicated of the shares of the class of Funds indicated in Appendix I.

Submission of Shareholder Proposals

The Funds do not hold annual meetings of shareholders. A shareholder proposal intended to be presented at a future special meeting of shareholders of a Fund must be received at the offices of the Fund, 820 Eighth Avenue, New York, NY 10018, at a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board Member should write their Fund to the attention of Robert I. Frenkel, Secretary, 100 First Stamford Place, Stamford, CT 06902. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the chair of the governance and nominating committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the Fund’s Chief Compliance Officer (“CCO”). Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and this Joint Proxy Statement and costs in connection with the solicitation of proxies will be borne by the Funds subject to the terms of any applicable expense limitations, under which management may bear the costs. It is expected that such costs and expenses will be allocated among the Funds on the basis of their respective net assets, except when direct costs can reasonably be attributed to one or more particular Funds. Each Fund’s portion of the foregoing expenses is subject to any contractual cap or voluntary agreement to waive fees and/or reimburse expenses that may otherwise apply to that Fund. Solicitation may be made by letter or telephone by officers or employees of the Manager, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Funds will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Joint Proxy Statement and proxy materials to the beneficial owners of each Fund’s shares. In addition, the Funds and Legg Mason have retained Computershare, a proxy solicitation firm, to assist in the solicitation of proxies. Computershare may solicit proxies personally and by telephone. It is anticipated that the mailing service, proxy solicitation costs, and postage and printing costs associated with this Joint Proxy Statement, are estimated at approximately $1.52 million, plus reimbursements of out-of-pocket expenses.

Fiscal Year

The fiscal year end of each Fund is as set forth in Appendix H.

Information Concerning the Manager, Subadvisers, Distributor and Administrator

LMPFA, 620 Eighth Avenue, New York, New York 10018, is the Funds’ investment manager and administrator.

Western Asset Management Company, LLC (formerly known as Western Asset Management Company) (“Western Asset”), is a subadviser to LMPFA with respect to the Funds. Western Asset Management Company Limited (“Western Asset London”), Western Asset Management Company Ltd (“Western Asset Japan”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore” and, collectively with Western Asset, Western Asset London and Western Asset Japan, the “subadvisers”), also serve as subadvisers to certain of the Funds. Western Asset has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset London has offices at 10 Exchange Square, Primrose Street, London EC2A 2EN. Western Asset Japan has offices at 36F Shin-Marunouchi Building, 5-1 Marunouchi 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan. Western Asset Singapore has offices at 1 George Street #23-01, Singapore 049145. Each Fund’s subadviser(s) is listed in Appendix B.

Legg Mason Investor Services, LLC (“LMIS”), 100 International Drive, Baltimore, Maryland 20202, is the distributor to all of the Funds except Government Portfolio, Liquid Reserves Portfolio, Tax Free Reserves Portfolio, U.S. Treasury Obligations Portfolio and U.S. Treasury Reserves Portfolio.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

Failure of a quorum to be present at the Meeting with respect to any Trust or the Corporation may result in one or more adjournments of the Meeting. The Meeting may, by action of the chair of the Meeting and without any action by shareholders, be adjourned from time to time without notice (other than announcement at the Meeting at which the adjournment is taken) with respect to one or more matters to be considered at the Meeting to a designated date, time and place, whether or not a quorum is present with respect to such matter. If the chair of the Meeting determines to submit to shareholders a proposal to adjourn the Meeting, whether or not a quorum is present, approval by the shareholders requires the vote of holders of a majority of the votes cast on the question and, if approved, the adjournment shall take place without further notice (other than announcement at the Meeting at which the adjournment is taken). If the question of adjournment is put to a shareholder vote, the persons named as proxies intend to vote in favor of adjournment those proxies that they are entitled to vote in accordance with the Board Members’ recommendation on Proposal 1. They intend to vote against adjournment those proxies required to be voted contrary to the Board Members’ recommendation on Proposal 1. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting, including shares that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. Adjournments of the Meeting may be proposed for a reasonable period or periods to permit further solicitation of proxies.

Please vote promptly by signing and dating each enclosed proxy card and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to similarly providing voting instructions by telephone or over the Internet.

Robert I. Frenkel

Secretary

September 27, 2019

Appendix A

Corporation, Trusts and Series

Trust/Corporation	Form of Organization	Series
Legg Mason Partners Institutional Trust	Maryland Statutory Trust

Western Asset Institutional Government Reserves

Western Asset Institutional Liquid Reserves

Western Asset Institutional U.S. Treasury Obligations Money Market Fund

Western Asset Institutional U.S. Treasury Reserves

Western Asset Select Tax Free Reserves

Western Asset SMASh Series C Fund

Western Asset SMASh Series EC Fund

Western Asset SMASh Series M Fund

Western Asset SMASh Series TF Fund

Legg Mason Partners Income Trust	Maryland Statutory Trust

Western Asset Adjustable Rate Income Fund

Western Asset California Municipals Fund

Western Asset Corporate Bond Fund

Western Asset Emerging Markets Debt Fund

Western Asset Global High Yield Bond Fund

Western Asset Income Fund

Western Asset Intermediate Maturity California Municipals Fund

Western Asset Intermediate Maturity New York Municipals Fund

Western Asset Intermediate-Term Municipals Fund

Western Asset Managed Municipals Fund

Western Asset Massachusetts Municipals Fund

Western Asset Mortgage Total Return Fund[1]

Western Asset Municipal High Income Fund

Western Asset New Jersey Municipals Fund

Western Asset New York Municipals Fund

Western Asset Oregon Municipals Fund

Western Asset Pennsylvania Municipals Fund

Western Asset Short Duration High Income Fund

Western Asset Short Duration Municipal Income Fund

Western Asset Short-Term Bond Fund

Legg Mason Partners Money Market Trust	Maryland Statutory Trust

Western Asset Government Reserves

Western Asset New York Tax Free Money Market Fund

Western Asset Prime Obligations Money Market Fund

Western Asset Tax Free Reserves

Western Asset U.S. Treasury Reserves

Legg Mason Partners Premium Money Market Trust	Maryland Statutory Trust	Western Asset Premium Liquid Reserves Western Asset Premium U.S. Treasury Reserves
Legg Mason Partners Variable Income Trust	Maryland Statutory Trust	Western Asset Core Plus VIT Portfolio Western Asset Variable Global High Yield Bond Portfolio
Master Portfolio Trust	Maryland Statutory Trust	Government Portfolio Liquid Reserves Portfolio Tax Free Reserves Portfolio U.S. Treasury Obligations Portfolio U.S. Treasury Reserves Portfolio
Western Asset Funds, Inc.	Maryland Corporation

Western Asset Core Bond Fund

Western Asset Core Plus Bond Fund

Western Asset High Yield Fund

Western Asset Inflation Indexed Plus Bond Fund

Western Asset Intermediate Bond Fund

Western Asset Macro Opportunities Fund

Western Asset Total Return Unconstrained Fund

1 Prior to September 27, 2019, the Western Asset Mortgage Backed Securities Fund.

A-1

Appendix B

Fund Information

The following table lists, with respect to each Fund, the name of the Fund’s subadviser(s), the total number of shares outstanding and the net assets of the Fund on the Record Date. The table also indicates, under “Manner of Voting,” whether a shareholder of a Fund is entitled to one vote for each share of that Fund held on the record date, or whether a shareholder of the Fund is entitled to vote based on the dollar value of shares held by the shareholder on the Record Date, so called “dollar-weighted” voting.

Trust/Corporation	Fund	Subadviser(s)	Total Shares Outstanding	Net Assets ($)	Quorum Requirement	Manner of Voting
Legg Mason Partners Institutional Trust	Western Asset Institutional Government Reserves	Western Asset	9,074,286,711	9,074,286,711	30% of voting power	Dollar-Weighted
	Western Asset Institutional Liquid Reserves	Western Asset	2,622,828,785	2,624,072,403	30% of voting power	Dollar-Weighted
	Western Asset Institutional U.S. Treasury Obligations Money Market Fund	Western Asset	688,385,108	688,349,450	30% of voting power	Dollar-Weighted
	Western Asset Institutional U.S. Treasury Reserves	Western Asset	6,232,348,646	6,232,348,646	30% of voting power	Dollar-Weighted
	Western Asset Select Tax Free Reserves	Western Asset	281,066,479	281,098,392	30% of voting power	Dollar-Weighted
	Western Asset SMASh Series C Fund	Western Asset; Western Asset London; Western Asset Japan; Western Asset Singapore	114,823,297	1,113,785,979	30% of voting power	Dollar-Weighted
	Western Asset SMASh Series EC Fund	Western Asset; Western Asset London; Western Asset Japan; Western Asset Singapore	229,297,213	2,137,050,029	30% of voting power	Dollar-Weighted
	Western Asset SMASh Series M Fund	Western Asset; Western Asset London; Western Asset Japan; Western Asset Singapore	256,434,570	2,813,087,231	30% of voting power	Dollar-Weighted

Trust/Corporation	Fund	Subadviser(s)	Total Shares Outstanding	Net Assets ($)	Quorum Requirement	Manner of Voting
	Western Asset SMASh Series TF Fund	Western Asset; Western Asset London; Western Asset Japan; Western Asset Singapore	4,128,204	43,346,144	30% of voting power	Dollar-Weighted
Legg Mason Partners Income Trust	Western Asset Adjustable Rate Income Fund	Western Asset	29,689,925	269,747,507	30% of voting power	Dollar-Weighted
	Western Asset California Municipals Fund	Western Asset	27,061,922	436,706,283	30% of voting power	Dollar-Weighted
	Western Asset Corporate Bond Fund	Western Asset	54,255,948	687,919,031	30% of voting power	Dollar-Weighted
	Western Asset Emerging Markets Debt Fund	Western Asset; Western Asset London; Western Asset Japan; Western Asset Singapore	8,790,566	42,823,275	30% of voting power	Dollar-Weighted
	Western Asset Global High Yield Bond Fund	Western Asset; Western Asset London; Western Asset Singapore	41,713,725	258,148,938	30% of voting power	Dollar-Weighted
	Western Asset Income Fund	Western Asset; Western Asset London; Western Asset Japan; Western Asset Singapore	75,351,173	463,423,015	30% of voting power	Dollar-Weighted
	Western Asset Intermediate Maturity California Municipals Fund	Western Asset	21,818,906	193,950,155	30% of voting power	Dollar-Weighted
	Western Asset Intermediate Maturity New York Municipals Fund	Western Asset	20,352,899	177,592,809	30% of voting power	Dollar-Weighted
	Western Asset Intermediate-Term Municipals Fund	Western Asset	380,493,158	2,454,599,560	30% of voting power	Dollar-Weighted
	Western Asset Managed Municipals Fund	Western Asset	306,133,827	5,015,982,225	30% of voting power	Dollar-Weighted

Trust/Corporation	Fund	Subadviser(s)	Total Shares Outstanding	Net Assets ($)	Quorum Requirement	Manner of Voting
	Western Asset Massachusetts Municipals Fund	Western Asset	6,467,342	82,842,592	30% of voting power	Dollar-Weighted
	Western Asset Mortgage Total Return Fund[1]	Western Asset	91,228,438	955,335,271	30% of voting power	Dollar-Weighted
	Western Asset Municipal High Income Fund	Western Asset	37,325,794	532,365,233	30% of voting power	Dollar-Weighted
	Western Asset New Jersey Municipals Fund	Western Asset	16,272,411	202,637,854	30% of voting power	Dollar-Weighted
	Western Asset New York Municipals Fund	Western Asset	42,597,594	564,318,168	30% of voting power	Dollar-Weighted
	Western Asset Oregon Municipals Fund	Western Asset	6,737,085	70,043,786	30% of voting power	Dollar-Weighted
	Western Asset Pennsylvania Municipals Fund	Western Asset	13,579,187	176,199,538	30% of voting power	Dollar-Weighted
	Western Asset Short Duration High Income Fund	Western Asset; Western Asset London	76,902,178	403,282,899	30% of voting power	Dollar-Weighted
	Western Asset Short Duration Municipal Income Fund	Western Asset	176,698,141	904,694,480	30% of voting power	Dollar-Weighted
	Western Asset Short-Term Bond Fund	Western Asset; Western Asset London	193,703,113	753,505,111	30% of voting power	Dollar-Weighted
Legg Mason Partners Money Market Trust	Western Asset Government Reserves	Western Asset	1,155,803,069	1,155,803,069	30% of voting power	Dollar-Weighted
	Western Asset New York Tax Free Money Market Fund	Western Asset	102,765,047	102,765,047	30% of voting power	Dollar-Weighted
	Western Asset Prime Obligations Money Market Fund	Western Asset	169,966,608	169,968,306	30% of voting power	Dollar-Weighted
	Western Asset Tax Free Reserves	Western Asset	59,541,128	59,557,553	30% of voting power	Dollar-Weighted
	Western Asset U.S. Treasury Reserves	Western Asset	289,576,127	289,576,127	30% of voting power	Dollar-Weighted
Legg Mason Partners Premium Money Market Trust	Western Asset Premium Liquid Reserves	Western Asset	15,324,670	15,331,298	30% of voting power	Dollar-Weighted
	Western Asset Premium U.S. Treasury Reserves	Western Asset	306,196,585	306,194,022	30% of voting power	Dollar-Weighted

1 Prior to September 27, 2019, the Western Asset Mortgage Backed Securities Fund.

Trust/Corporation	Fund	Subadviser(s)	Total Shares Outstanding	Net Assets ($)	Quorum Requirement	Manner of Voting
Legg Mason Partners Variable Income Trust	Western Asset Core Plus VIT Portfolio	Western Asset; Western Asset London; Western Asset Japan; Western Asset Singapore	38,399,524	227,825,813	30% of voting power	Dollar-Weighted
	Western Asset Variable Global High Yield Bond Portfolio	Western Asset; Western Asset London; Western Asset Singapore	19,713,212	145,373,668	30% of voting power	Dollar-Weighted
Master Portfolio Trust	Government Portfolio	Western Asset	12,152,549,664	12,438,610,080	30% of voting power	Dollar-Weighted
	Liquid Reserves Portfolio	Western Asset	21,082,829,081	21,665,826,610	30% of voting power	Dollar-Weighted
	Tax Free Reserves Portfolio	Western Asset	335,601,757	340,855,135	30% of voting power	Dollar-Weighted
	U.S. Treasury Obligations Portfolio	Western Asset	700,071,910	716,291,908	30% of voting power	Dollar-Weighted
	U.S. Treasury Reserves Portfolio	Western Asset	11,931,500,384	12,210,527,072	30% of voting power	Dollar-Weighted
Western Asset Funds, Inc.	Western Asset Core Bond Fund	Western Asset; Western Asset Japan	1,005,195,897	13,025,281,023	30% of shares entitled to vote	One vote per share
	Western Asset Core Plus Bond Fund	Western Asset; Western Asset London; Western Asset Japan; Western Asset Singapore	2,396,933,485	28,594,351,183	30% of shares entitled to vote	One vote per share
	Western Asset High Yield Fund	Western Asset; Western Asset London	30,222,234	241,591,018	30% of shares entitled to vote	One vote per share
	Western Asset Inflation Indexed Plus Bond Fund	Western Asset; Western Asset London; Western Asset Japan; Western Asset Singapore	39,703,010	453,648,606	30% of shares entitled to vote	One vote per share
	Western Asset Intermediate Bond Fund	Western Asset; Western Asset London	90,913,081	1,010,355,604	30% of shares entitled to vote	One vote per share

Trust/Corporation	Fund	Subadviser(s)	Total Shares Outstanding	Net Assets ($)	Quorum Requirement	Manner of Voting
	Western Asset Macro Opportunities Fund	Western Asset; Western Asset London; Western Asset Japan; Western Asset Singapore	133,313,275	1,529,345,771	30% of shares entitled to vote	One vote per share
	Western Asset Total Return Unconstrained Fund	Western Asset; Western Asset London; Western Asset Japan; Western Asset Singapore	137,965,863	1,433,219,572	30% of shares entitled to vote	One vote per share

Appendix C

Compensation of the Current Board Members and Nominees

Existing Board 1

Existing Board 1 currently oversees the following Funds:

Trust/Corporation	Series
Western Asset Funds, Inc.	Western Asset Core Bond Fund
Western Asset Core Plus Bond Fund
Western Asset High Yield Fund
Western Asset Inflation Indexed Plus Bond Fund
Western Asset Intermediate Bond Fund
Western Asset Macro Opportunities Fund
Western Asset Total Return Unconstrained Fund

Information for the Most Recent Year* regarding compensation paid to the Board Members of Existing Board 1 by the Funds and all funds in the Legg Mason fund complex is set forth below. The Independent Board Members of Existing Board 1 receive an annual retainer plus fees for attending each regularly scheduled meeting and special Board meeting he or she attends in person or by telephone. The Independent Board Members of Existing Board 1 are also reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Those Independent Board Members who serve in leadership positions of Existing Board 1, as well as each committee member, receive additional compensation. All such fees paid to the Independent Board Members of Existing Board 1 are aggregate fees for serving on the combined Board of Directors/Trustees of the Corporation, Western Asset Investment Grade Income Fund, Inc. and Western Asset Premier Bond Fund and such fees are allocated according to each such investment company’s average annual net assets. Existing Board 1 reviews the level of Board Member compensation periodically and Board Member compensation may change from time to time. Mr. Olson, an “interested person” (as defined in the 1940 Act) of the Corporation, receives from Western Asset an annual retainer plus fees for attending each regularly scheduled meeting and special Board meeting he attends in person or by telephone. Ms. Jane E. Trust, an “interested person,” as defined in the 1940 Act, of the Funds does not receive compensation from the Funds, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

* The term “Most Recent Year,” when used in this Appendix C, refers to the calendar year ended December 31, 2018, which coincides with the last fiscal year of certain of the Funds, as shown in Appendix H. The disclosure of compensation paid to Board Members by all Funds for the Most Recent Year rather than, in certain instances, a Fund’s most recent fiscal year, is provided for ease of presentation and comprehension. The compensation structure for Board Members of all Funds, generally a yearly fee plus fees per meeting attended, has not been altered since the periods covered, but compensation of Board Members varies from period to period depending on the number of meetings attended. The Funds whose fiscal years do not coincide with the calendar year do not believe that the compensation of any of their Board Members would be materially greater if disclosed for the most recent fiscal years, after taking into account the number of meetings held in each period.

Compensation Table ($)

Fund[1]	Robert Abeles, Jr.	Anita L. DeFrantz	Avedick B. Poladian	William E.B. Siart	Jaynie Miller Studenmund	Ronald L. Olson
Western Asset Funds, Inc.
Western Asset Core Bond Fund	$50,164	$43,770	$43,770	$51,442	$43,770	None
Western Asset Core Plus Bond Fund	$121,024	$105,710	$105,710	$124,087	$105,710	None
Western Asset High Yield Fund	$1,232	$1,075	$1,075	$1,263	$1,075	None
Western Asset Inflation Indexed Plus Bond Fund	$2,362	$2,061	$2,061	$2,423	$2,061	None
Western Asset Intermediate Bond Fund	$3,994	$3,490	$3,490	$4,095	$3,490	None
Western Asset Macro Opportunities Fund	$8,242	$7,191	$7,191	$8,453	$7,191	None
Western Asset Total Return Unconstrained Fund	$8,378	$7,305	$7,305	$8,592	$7,305	None
Total Compensation from Fund Complex	$202,000	$174,500	$177,000	$207,000	$177,000	None
Number of Funds in Fund Complex Overseen by Board Member[2]	9	9	9	9	9	9

1 Information for the Most Recent Year.

2 In addition to overseeing the seven funds of the Corporation, each Director also serves as a Director of Western Asset Investment Grade Income Fund, Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same Fund complex as the Corporation.

None of the Funds currently provides any pension or retirement benefits to Board Members of Existing Board 1 or officers.

Beginning March 1, 2019, Mr. Taylor was retained to provide services to the Independent Board Members of Existing Board 1 with respect to their oversight of Western Asset Funds, Inc. His compensation for these services, paid by Western Asset Funds, Inc., was set at an annual rate of $110,000. Mr. Taylor also serves (since March 1, 2019) as a Director and Trustee of Western Asset Investment Grade Income Fund Inc. (“PAI”) and Western Asset Premier Bond Fund (“WEA”), which are part of the Legg Mason fund complex. Mr. Taylor’s aggregate compensation for his Director/Trustee service to PAI and WEA during calendar year 2019 is expected to be less than $10,000.

As of August 16, 2019, all Board Members of Existing Board 1 and officers as a group owned less than 1% of the outstanding shares of each Fund.

Existing Board 2

Existing Board 2 currently oversees the following Funds:

Trust/Corporation	Series
Legg Mason Partners Institutional Trust

Western Asset Institutional Government Reserves

Western Asset Institutional Liquid Reserves

Western Asset Institutional U.S. Treasury Obligations Money Market Fund

Western Asset Institutional U.S. Treasury Reserves

Western Asset Select Tax Free Reserves

Western Asset SMASh Series C Fund

Western Asset SMASh Series EC Fund

Western Asset SMASh Series M Fund

Western Asset SMASh Series TF Fund

Legg Mason Partners Income Trust

Western Asset Adjustable Rate Income Fund

Western Asset California Municipals Fund

Western Asset Corporate Bond Fund

Western Asset Emerging Markets Debt Fund

Western Asset Global High Yield Bond Fund

Western Asset Income Fund

Western Asset Intermediate Maturity California Municipals Fund

Western Asset Intermediate Maturity New York Municipals Fund

Western Asset Intermediate-Term Municipals Fund

Western Asset Managed Municipals Fund

Western Asset Massachusetts Municipals Fund

Western Asset Mortgage Total Return Fund[1]

Western Asset Municipal High Income Fund

Western Asset New Jersey Municipals Fund

Western Asset New York Municipals Fund

Western Asset Oregon Municipals Fund

Western Asset Pennsylvania Municipals Fund

Western Asset Short Duration High Income Fund

Western Asset Short Duration Municipal Income Fund

Western Asset Short-Term Bond Fund

Legg Mason Partners Money Market Trust

Western Asset Government Reserves

Western Asset New York Tax Free Money Market Fund

Western Asset Prime Obligations Money Market Fund

Western Asset Tax Free Reserves

Western Asset U.S. Treasury Reserves

Legg Mason Partners Premium Money Market Trust	Western Asset Premium Liquid Reserves Western Asset Premium U.S. Treasury Reserves
Legg Mason Partners Variable Income Trust	Western Asset Core Plus VIT Portfolio Western Asset Variable Global High Yield Bond Portfolio
Master Portfolio Trust	Government Portfolio Liquid Reserves Portfolio Tax Free Reserves Portfolio U.S. Treasury Obligations Portfolio U.S. Treasury Reserves Portfolio

1 Prior to September 27, 2019, the Western Asset Mortgage Backed Securities Fund.

Information for the Most Recent Year regarding compensation paid to the Board Members of Existing Board 2 by the Funds is set forth below. The Independent Board Members of Existing Board 2 receive an annual retainer plus fees for attending each regularly scheduled meeting and special Board meeting he or she attends in person or by telephone. The Independent Board Members of Existing Board 2 are also reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Those Independent Board Members who serve in leadership positions of Existing Board 2, as well as each committee member, receive additional compensation. All such fees paid to the Independent Board Members of Existing Board 2 are aggregate fees for serving on the combined Board of Trustees of the Trusts listed above and such fees are allocated according to each such investment company’s average annual net assets. Existing Board 2 reviews the level of Board Member compensation periodically and Board Member compensation may change from time to time. Ms. Jane E. Trust, an “interested person,” as defined in the 1940 Act, of the Funds does not receive compensation from the Funds, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

The terms of office of Elliott J. Berv, Mark T. Finn, Stephen R. Gross, Susan M. Heilbron, and R. Richardson Pettit, current members of Existing Board 2, will not continue with respect to the Funds once the Unified Board takes office on or about January 1, 2020. Messrs. Berv, Finn and Pettit are retiring from service as Board Members of Legg Mason funds. Mr. Pettit is retiring upon reaching the current retirement age of Existing Board 2. Messrs. Berv and Finn will be retiring one year before the current retirement age of Existing Board 2. Each of Messrs. Berv and Finn will receive payments from the Funds overseen by Existing Board 2 equal to the amount of Board Member compensation he would have received had he continued to be a member of Existing Board 2 in 2020, of approximately $296,000 and $316,000, respectively. Each Fund overseen by Existing Board 2 will pay a proportionate share (based on asset size) of these amounts. Legg Mason or its affiliates will reimburse the Funds for these payments, which may include waivers of management fees payable by the Funds to LMPFA. As of February 6, 2019, Ms. Heilbron and Mr. Gross serve as Trustees to certain other funds within the Legg Mason fund complex that are not overseen by either Existing Board.

Compensation Table ($)

Fund[1]	Elliott J. Berv	Jane F. Dasher	Mark T. Finn	Stephen R. Gross	Susan M. Heilbron	Susan B. Kerley	R. Richardson Pettit	Jane E. Trust
Legg Mason Partners Institutional Trust
Western Asset Institutional Government Reserves	$41,063	$41,063	$43,869	$43,869	$51,587	$43,869	$41,063	None
Western Asset Institutional Liquid Reserves	$6,103	$6,103	$6,505	$6,505	$7,610	$6,505	$6,103	None
Western Asset Institutional U.S. Treasury Obligations Money Market Fund	$1,928	$1,928	$2,059	$2,059	$2,420	$2,059	$1,928	None
Western Asset Institutional U.S. Treasury Reserves	$20,748	$20,748	$22,152	$22,152	$26,012	$22,152	$20,748	None
Western Asset Select Tax Free Reserves	$931	$931	$994	$994	$1,166	$994	$931	None
Western Asset SMASh Series C Fund	$2,692	$2,692	$2,871	$2,871	$3,363	$2,871	$2,692	None
Western Asset SMASh Series EC Fund	$5,246	$5,246	$5,596	$5,596	$6,556	$5,596	$5,246	None
Western Asset SMASh Series M Fund	$7,080	$7,080	$7,552	$7,552	$8,852	$7,552	$7,080	None
Western Asset SMASh Series TF Fund	$70	$70	$74	$74	$87	$74	$70	None

Fund[1]	Elliott J. Berv	Jane F. Dasher	Mark T. Finn	Stephen R. Gross	Susan M. Heilbron	Susan B. Kerley	R. Richardson Pettit	Jane E. Trust
Legg Mason Partners Income Trust
Western Asset Adjustable Rate Income Fund	$418	$418	$445	$445	$520	$445	$418	None
Western Asset California Municipals Fund	$1,548	$1,548	$1,653	$1,653	$1,942	$1,653	$1,548	None
Western Asset Corporate Bond Fund	$1,482	$1,482	$1,581	$1,581	$1,854	$1,581	$1,482	None
Western Asset Emerging Markets Debt Fund	$211	$211	$226	$226	$268	$226	$211	None
Western Asset Global High Yield Bond Fund	$882	$882	$942	$942	$1,106	$942	$882	None
Western Asset Income Fund	$1,303	$1,303	$1,391	$1,391	$1,633	$1,391	$1,303	None
Western Asset Intermediate Maturity California Municipals Fund	$561	$561	$599	$599	$704	$599	$561	None
Western Asset Intermediate Maturity New York Municipals Fund	$575	$575	$614	$614	$721	$614	$575	None
Western Asset Intermediate-Term Municipals Fund	$7,903	$7,903	$8,437	$8,437	$9,902	$8,437	$7,903	None
Western Asset Managed Municipals Fund	$14,599	$14,599	$15,584	$15,584	$18,294	$15,584	$14,599	None
Western Asset Massachusetts Municipals Fund	$249	$249	$266	$266	$312	$266	$249	None
Western Asset Mortgage Total Return Fund[2]	$2,523	$2,523	$2,692	$2,692	$3,159	$2,692	$2,523	None
Western Asset Municipal High Income Fund	$1,733	$1,733	$1,851	$1,851	$2,174	$1,851	$1,733	None
Western Asset New Jersey Municipals Fund	$649	$649	$693	$693	$814	$693	$649	None
Western Asset New York Municipals Fund	$1,827	$1,827	$1,950	$1,950	$2,290	$1,950	$1,827	None
Western Asset Oregon Municipals Fund	$222	$222	$237	$237	$279	$237	$222	None
Western Asset Pennsylvania Municipals Fund	$590	$590	$630	$630	$740	$630	$590	None
Western Asset Short Duration High Income Fund	$1,381	$1,381	$1,474	$1,474	$1,728	$1,474	$1,381	None
Western Asset Short Duration Municipal Income Fund	$3,739	$3,739	$3,994	$3,994	$4,695	$3,994	$3,739	None
Western Asset Short-Term Bond Fund	$1,961	$1,961	$2,091	$2,091	$2,449	$2,091	$1,961	None
Western Asset Short Term Yield Fund[3]	$0	$0	$0	$0	$0	$0	$0	None
Legg Mason Partners Money Market Trust
Western Asset Government Reserves	$3,468	$3,468	$3,701	$3,701	$4,343	$3,701	$3,468	None
Western Asset New York Tax Free Money Market Fund	$337	$337	$360	$360	$423	$360	$337	None
Western Asset Prime Obligations Money Market Fund	$477	$477	$508	$508	$593	$508	$477	None
Western Asset Tax Free Reserves	$209	$209	$223	$223	$261	$223	$209	None
Western Asset U.S. Treasury Reserves	$1,124	$1,124	$1,200	$1,200	$1,407	$1,200	$1,124	None
Legg Mason Partners Premium Money Market Trust
Western Asset Premium Liquid Reserves	$61	$61	$66	$66	$77	$66	$61	None
Western Asset Premium U.S. Treasury Reserves	$761	$761	$812	$812	$951	$812	$761	None
Legg Mason Partners Variable Income Trust
Western Asset Core Plus VIT Portfolio	$656	$656	$700	$700	$821	$700	$656	None
Western Asset Variable Global High Yield Bond Portfolio	$487	$487	$520	$520	$611	$520	$487	None

Fund[1]	Elliott J. Berv	Jane F. Dasher	Mark T. Finn	Stephen R. Gross	Susan M. Heilbron	Susan B. Kerley	R. Richardson Pettit	Jane E. Trust
Master Portfolio Trust
Government Portfolio	$55,062	$55,062	$58,805	$58,805	$69,099	$58,805	$55,062	None
Liquid Reserves Portfolio	$48,348	$48,348	$51,593	$51,593	$60,514	$51,593	$48,348	None
Tax Free Reserves Portfolio	$1,141	$1,141	$1,217	$1,217	$1,428	$1,217	$1,141	None
U.S. Treasury Obligations Portfolio	$1,930	$1,930	$2,062	$2,062	$2,424	$2,062	$1,930	None
U.S. Treasury Reserves Portfolio	$51,432	$51,432	$54,902	$54,902	$64,445	$54,902	$51,432	None
Short Term Yield Portfolio[3]	$290	$290	$310	$310	$367	$310	$290	None
Total Compensation from Fund Complex	$296,000	$296,000	$316,000	$316,000	$371,000	$316,000	$296,000	None
Number of Funds in Fund Complex Overseen by Board Member	45	45	45	45	45	45	45	136

1 Information for the Most Recent Year.

2 Prior to September 27, 2019, the Western Asset Mortgage Backed Securities Fund.

3 The Fund ceased operations on or about March 29, 2019.

None of the Funds currently provides any pension or retirement benefits to Board Members of Existing Board 2 or officers.

As of August 16, 2019, all Board Members of Existing Board 2 and officers as a group owned less than 1% of the outstanding shares of each Fund.

Appendix D

Equity Securities Owned

The following table shows the amount of equity securities owned by the current Board Members and Nominees in the Funds that they oversee or are nominated to oversee as of August 16, 2019.

Name of Board Member or Nominee	Fund Name/(Dollar Range of Equity Securities in Fund)	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen or To Be Overseen by the Nominee in Fund Complex
Robert Abeles, Jr.	None	None
Jane F. Dasher

Western Asset Core Bond Fund ($10,001 - $50,000)

Western Asset Core Plus Bond Fund ($10,001 - $50,000)

Western Asset Global High Yield Bond Fund ($10,001 - $50,000)

Western Asset Income Fund ($10,001 - $50,000)

Western Asset Macro Opportunities Fund ($10,001 - $50,000)

Western Asset Mortgage Total Return Fund[1] ($10,001 - $50,000)

Western Asset Municipal High Income Fund ($1 - $10,000)

Western Asset Short Duration High Income Fund ($10,001 - $50,000)

Western Asset Short Term Bond Fund ($1 - $10,000)

Western Asset Total Return Unconstrained Fund ($10,001 - $50,000)

Over $100,000
Anita L. DeFrantz	None	None
Avedick B. Poladian	Western Asset Macro Opportunities Fund (Over $100,000)	Over $100,000
Susan B. Kerley	Western Asset Adjustable Rate Income Fund ($50,001 - $100,000) Western Asset Global High Yield Bond Fund (Over $100,000)	Over $100,00
William E. B. Siart	None	None
Jaynie Miller Studenmund	Western Asset Core Plus Bond Fund (Over $100,000)	Over $100,000
Peter J. Taylor	None	None
Ronald L. Olson	None	None
Jane E. Trust	Western Asset Short Term Bond Fund (Over $100,000)	Over $100,000
Elliott J. Berv	None	None
Mark T. Finn	None	None
Stephen R. Gross	None	None

1 Prior to September 27, 2019, the Western Asset Mortgage Backed Securities Fund.

D-1

Name of Board Member or Nominee	Fund Name/(Dollar Range of Equity Securities in Fund)	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen or To Be Overseen by the Nominee in Fund Complex
Susan M. Heilbron	Western Asset Short Term Bond Fund ($50,001 - $100,000)	$50,001 - $100,000
R. Richardson Pettit

Western Asset Emerging Markets Debt Fund (Over $100,000)

Western Asset Global High Yield Bond Fund (Over $100,000)

Western Asset Income Fund (Over $100,000)

Western Asset Short Duration High Income Fund (Over $100,000)

Over $100,000

None of the current independent Board Members or independent Nominees or their family members had any interest in the Manager, subadvisers, LMIS, or any person directly or indirectly controlling, controlled by, or under common control with the Manager, subadvisers or LMIS as of August 16, 2019.

D-2

Appendix E

Standing Committees of the Existing Boards

The business and affairs of each Trust or Corporation are managed by or under the direction of its Board.

Audit Committee. Each Existing Board has a standing Audit Committee comprising all of its Board Members who are Independent Board Members and who are “independent,” as defined in the New York Stock Exchange listing standards. The Audit Committee members of Existing Board 1 are: Robert Abeles, Jr., Anita L. DeFrantz, Avedick B. Poladian, William E. B. Siart, and Jaynie Miller Studenmund. The Audit Committee members of Existing Board 2 are: Elliott J. Berv,1 Jane F. Dasher, Mark T. Finn,1 Stephen R. Gross,1 Susan M. Heilbron,1 Susan B. Kerley, and R. Richardson Pettit.1 The primary purposes of each Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Trust or Corporation, the qualifications and independence of the Trust’s or Corporation’s independent registered public accounting firm, and the Trust’s or Corporation’s compliance with legal and regulatory requirements. The Audit Committee reviews the scope of the Trust’s or Corporation’s audit, accounting and financial reporting policies and practices and internal controls. The Audit Committee approves, and recommends to the Independent Board Members for their ratification, the selection, appointment, retention or termination of the Trust’s or Corporation’s independent registered public accounting firms. The Audit Committee also approves all audit and permissible non-audit services provided by the Trust’s or Corporation’s independent registered public accounting firms to the Manager and any affiliated service providers if the engagement relates directly to a Trust’s or the Corporation’s operations and financial reporting of the Trust or Corporation. During the Most Recent Year, each Audit Committee met the following number of times:

Existing Board	Number of Meetings
1	4
2	4

Governance and Nominating Committee. Each Existing Board has a standing Governance and Nominating Committee comprising all of its Board Members who are Independent Board Members. The Governance and Nominating Committee members of Existing Board 1 are: Robert Abeles, Jr., Anita L. DeFrantz, Avedick B. Poladian, William E. B. Siart, and Jaynie Miller Studenmund. The Governance and Nominating Committee members of Existing Board 2 are: Elliott J. Berv,1 Jane F. Dasher, Mark T. Finn,1 Stephen R. Gross,1 Susan M. Heilbron,1 Susan B. Kerley, and R. Richardson Pettit1. Each Governance and Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. Each Governance and Nominating Committee met the following number of times in the Most Recent Year:

Existing Board	Number of Meetings
1	2
2	4

1 Current Board Member of Existing Board 2 whose term of office as a Trustee of the Trusts will not continue once the Unified Board takes office on or about January 1, 2020. Messrs. Berv, Finn and Pettit are retiring from service as Board Members of Legg Mason funds. As of February 6, 2019, Ms. Heilbron and Mr. Gross serve as Trustees to certain other funds within the Legg Mason fund complex that are not overseen by either Existing Board.

The Governance and Nominating Committee of Board 1 must consider nominees recommended by a shareholder, as may the Governance and Nominating Committee of Board 2. Appendix F provides a full description of Board 1’s Nominating Committees process. Shareholders who wish to recommend a nominee should send recommendations to a Trust’s or the Corporation’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board Members as described in the Governance and Nominating Committee charter for each Trust or Corporation found in Appendix F. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. A copy of the Governance and Nominating Committee charter for each Trust or Corporation is included in Appendix F. The Governance and Nominating Committees’ charters are not currently made available on the Funds’ websites.

Each Governance and Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. Existing Board 1’s Governance and Nominating Committee requires that a nominee have a college degree or equivalent business experience whereas Existing Board 2’s Governance and Nominating Committee does not have specific, minimum qualifications for nominees. None of the Governance and Nominating Committees has established specific qualities or skills that it regards as necessary for one or more of the Board Members to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Board Member, the Governance and Nominating Committee of Board 1 may consider the following factors, among any others it may deem relevant:

•	availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board;

•	relevant industry and related experience;

•	educational background;

•	financial expertise;

•	an assessment of the candidate’s ability, judgment and expertise; and

•	overall diversity of the Board’s composition.

In evaluating a person as a potential nominee to serve as a Board Member, the Governance and Nominating Committee of Board 2 may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Board Member;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board Member;

•

the contribution which the person can make to the Board (or, if the person has previously served as a Board Member, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust or Corporation, as applicable.

The Existing Boards have additional standing committees, as follows:

Existing Board 1

Existing Board 1 has an Executive and Contracts Committee that is charged with reviewing and considering various contractual arrangements between the Corporation and its affiliated persons. The Executive and Contracts Committee members are: Robert Abeles, Jr., Anita L. DeFrantz, Avedick B. Poladian, William E. B. Siart, and Jaynie Miller Studenmund. During the Most Recent Year, the Executive and Contracts Committee met 2 times.

Existing Board 2

Existing Board 2 has an Investment and Performance Committee that is charged with reviewing investment performance and assisting the Board in fulfilling its responsibility for the review and negotiation of the Funds’ investment management and subadvisory arrangements. The members of the Investment and Performance Committee are: Elliott J. Berv,2 Jane F. Dasher, Mark T. Finn,2 Stephen R. Gross,2 Susan M. Heilbron,2 Susan B. Kerley, and R. Richardson Pettit2. During the Most Recent Year, the Investment and Performance Committee met 4 times.

Committee Structure of Unified Board

The Existing Boards expect that, if the Nominees are elected, the Unified Board will establish the following four standing committees, comprising some or all of the Independent Board Members, with similar functions and responsibilities that are currently assigned to each corresponding committee of the Existing Boards (except as noted): an audit committee, a governance and nominating committee, an executive and contracts committee and an investment and performance committee. The Existing Boards expect that the investment and performance committee of the Unified Board would be charged with reviewing the investment performance of the Funds, while the Executive and Contracts Committee would be charged with reviewing and considering various contractual arrangements between the Funds and their affiliated persons. The Unified Board could choose to adopt a different committee structure or to modify its committee structure, or any other aspect of its governance structure, at any time.

2 Current Board Member of Existing Board 2 whose term of office as a Trustee of the Trusts will not continue once the Unified Board takes office on or about January 1, 2020. Messrs. Berv, Finn and Pettit are retiring from service as Board Members of Legg Mason funds. As of February 6, 2019, Ms. Heilbron and Mr. Gross serve as Trustees to certain other funds within the Legg Mason fund complex that are not overseen by either Existing Board.

Appendix F

Governance and Nominating Committee Charter

(Existing Board 1)

WESTERN ASSET INVESTMENT GRADE INCOME FUND, INC.

WESTERN ASSET FUNDS, INC.

WESTERN ASSET PREMIER BOND FUND

GOVERNANCE AND NOMINATING COMMITTEE CHARTER

As of March 29, 2018

Purposes and Organization

The purpose of the Governance and Nominating Committee of the respective Boards of Directors/Trustees (each a “Board”) of Western Asset Investment Grade Income Fund, Inc., Western Asset Funds, Inc., and Western Asset Premier Bond Fund (each a “Fund”) is to review matters pertaining to the composition, committees, compensation, and operations of the Boards. Members of the Committee may not be “interested persons” of a Fund, as such term is defined in the Investment Company Act of 1940, as amended (“Interested Persons”). This Charter applies separately to each Fund and its Governance and Nominating Committee, and shall be interpreted accordingly. The Committee shall have the following duties and powers:

(1)	To evaluate and recommend all candidates for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board Committee.

(2)	To review policy matters affecting the operation of the Board and Board committees and make such recommendations to the Board as deemed appropriate by the Committee.

(3)	To evaluate periodically the effectiveness of the Board and Board Committees and make such recommendations to the Board as deemed appropriate by the Committee.

(4)	To make recommendations to the Board concerning the compensation for the Directors/Trustees who are not Interested Persons.

The Committee shall have the resources and authority appropriate to discharge its responsibilities.

The Committee shall meet on a regular basis and be empowered to hold special meetings, as circumstances require. Any action of the Committee shall be taken by the affirmative vote of a majority of the members. Any action of the Committee with respect to Western Asset Income Fund or Western Asset Funds, Inc. may be taken without a meeting if all members of the Committee consent thereto in writing. Any action of the Committee with respect to Western Asset Premier Bond Fund may be taken without a meeting if at least a majority of the members of the Committee consent thereto in writing.

Qualifications for Director/Trustee Nominees

The Committee requires that Director/Trustee candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director/Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the

Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (v) overall diversity of the Board’s composition.

Identification of Nominees

In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) a Fund’s current Directors/Trustees, (ii) a Fund’s officers, (iii) a Fund’s investment adviser(s), (iv) a Fund’s shareholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the expense of the Funds to identify potential candidates.

Consideration of Candidates Recommended By Shareholders

The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee).

Appendix A

Procedures for Shareholders to Submit Nominee Candidates

(As of March 29, 2018)

A Fund shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee’s consideration.

1.

The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

2.

The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than one hundred and twenty (120) calendar days nor more than one hundred and thirty-five (135) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

3.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director/trustee nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a director/trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the class or series and number of all shares of the Fund owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

(Existing Board 2)

Revised February, 2011

Revised November 2017

Fixed Income Board

Governance and Nominating Committee Charter

Establishment and Purpose

This document serves as the Charter for the Governance and Nominating Committee (the “Committee”) of the Board of each registered investment company (the “Trust”) listed in Appendix A hereto and each series thereof (each, a “Fund”). The primary purposes of the Committee are to

(a)	select and nominate persons for election or appointment by the Board as Trustees of the Trust;

(b)	oversee Board governance and related Trustee practices; and

(c)	evaluate and make recommendations to the Board to enhance the performance of the Board.

Duties and Responsibilities

The Committee shall:

Nominating

1.	Consider standards or qualifications for Independent Trustee nominees and identify and evaluate individuals believed to be qualified to become Independent Trustees of the Fund.

2.	Recommend to the Board nominees for election or appointment.

Governance

3.

Consider and periodically make recommendations to the Board on matters concerning Board governance and performance, and related matters. In this regard, the Committee will coordinate, with the assistance of fund and Independent Trustee counsel, a self-assessment, to be conducted by the full Board at least annually, covering at least the matters required by applicable law.

4.	Consider and periodically make recommendations to the Board regarding Trustee practices and matters, including compensation, insurance arrangements and retirement.

The Committee may also carry out any other duties or responsibilities delegated to the Committee by the Board from time to time.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain, as it deems necessary to carry out its duties, special counsel and other experts or consultants at the expense of the Fund. The Fund shall provide appropriate funding, as determined by the Committee, for the Committee to carry out its duties and its responsibilities, including (a) for payment of compensation to any outside legal, accounting or other advisors, counsel or consultants employed by the Committee and (b) for the ordinary administrative expenses of the Committee. In performing its duties, the Committee shall consult as it deems appropriate with the members of the Board, officers and employees of the Fund, the Fund’s investment manager, the Fund’s sub-adviser(s), if any, the Fund’s counsel, counsel to the Independent Trustees and the Fund’s other service providers.

Evaluation of Potential Nominees

In evaluating a person as a potential nominee to serve as a Trustee of the Trust, the Committee should consider among other factors it may deem relevant:

•

whether or not the person is an “interested person” as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee of the Trust;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with management, the investment manager of the Fund, other Fund service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee of the Trust;

•

the contribution which the person can make to the Board and the Trust (or, if the person has previously served as a Trustee of the Trust, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience and education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Trust’s retirement policies.

While the Committee is solely responsible for the selection and nomination of Trustees, the Committee may consider nominees recommended by Fund shareholders as it deems appropriate. Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. The recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders.

After a determination by the Committee that a person should be selected and nominated as a Trustee of the Trust, the Committee shall present its recommendation to the full Board for its consideration.

Composition

The Committee shall be composed solely of such number of Trustees who have been determined not to be “interested persons,” as that term is defined in Section 2(a)(19) of the 1940 Act, of the Trust (“Independent Trustees”) as the Board of the Trust may specifically determine and reflect in the Board’s minutes. The Committee shall elect a Chairperson, who shall preside over Committee meetings. The Chairperson shall serve for a term of three years, which term may be renewed.

Meetings

The Committee shall meet on a regular basis, but not less frequently than twice a year. Special meetings may also be held upon reasonable notice to the members of the Committee. An agenda shall be established for each meeting. Meetings of the Committee may be held in person, by telephone or by other appropriate means. The Committee may take action by unanimous written consent in lieu of a meeting.

One-third of the Committee’s members, but not fewer than two members, shall constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.

Reporting

The Chairperson shall report regularly to the Board on the results of the Committee’s deliberations and make such recommendations as deemed appropriate.

Amendments

This Charter may be amended by a vote of the majority of the Trustees.

Appendix A

Legg Mason Partners Income Trust

Legg Mason Partners Variable Income Trust

Legg Mason Partners Money Market Trust

Legg Mason Partners Premium Money Market Trust

Legg Mason Partners Institutional Trust

Master Portfolio Trust

Appendix G

Officers of the Funds

The officers of each Fund, their ages and their principal occupations during the past five years (their titles may have varied during that period) are shown in the tables below. The address of each officer is 100 International Drive, Baltimore, MD 21202, unless otherwise indicated. Officers receive no compensation from the Funds, although they may be reimbursed for reasonable travel expenses for attending meetings of the Boards. Each officer is an “interested person” of the Trust or Corporation of which the Fund is a part, as defined in the 1940 Act, by virtue of that individual’s position with Legg Mason or its affiliates described in the table below.

Officers Common to All Funds

Name and Year of Birth	Position(s) with Fund	Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Jane E. Trust (1962)	President and Chief Executive Officer[2]	Since 2015	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co., (2016 to 2018); Officer and/or Trustee/Director of 148 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007).
Jeanne M. Kelly (1951) 620 Eighth Ave., 49th Floor New York, NY 10018	Senior Vice President	Since 2007	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Senior Vice President of LMFAM (2013 to 2015).
Christopher Berarducci (1974) 620 Eighth Ave., 49th Floor, New York, NY 10018	Treasurer and Principal Financial Officer	Since 2019	Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain mutual funds associated with Legg Mason & Co. or its affiliates; Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010).
Robert I. Frenkel (1954) 100 First Stamford Pl., 6th Fl Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2007	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel – U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006).
Thomas C. Mandia (1962) 00 First Stamford Pl., 6th Fl Stamford, CT 06902	Assistant Secretary	Since 2007	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAS (since 2002) and LMFAM (formerly registered investment advisers) (since 2013).

G-1

Name and Year of Birth	Position(s) with Fund	Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Susan Kerr (1949) 620 Eighth Ave., 49th Floor New York, NY 10018	Chief Anti-Money Laundering Compliance Officer	Since 2013	Assistant Vice President of Legg Mason & Co. and LMIS (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008).
Jenna Bailey (1978) 00 First Stamford Pl., 5th Fl Stamford, CT 06902	Identity Theft Prevention Officer	Since 2015	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011-2013).
Ted P. Becker (1951) 620 Eighth Ave., 49th Floor New York, NY 10018	Chief Compliance Officer	Since 2007 (for the Trusts) Since 2019 (for the Corporation)	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006).

1 If an officer has held offices for different Funds for different periods of time, the earliest applicable date is shown. Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

2 Ms. Trust also currently serves as a trustee on Existing Board 2.

G-2

Appendix H

Audit Fees, Audit-Related Fees, Non-Audit Fees, Tax Fees and All Other Fees

to Independent Registered Public Accountants

Audit Fees, Audit-Related Fees and Non-Audit Fees

		Audit Fees		Audit-Related Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Legg Mason Partners Institutional Trust
Western Asset Institutional Government Reserves	Aug. 31	22,411	19,411	None	None
Western Asset Institutional Liquid Reserves	Aug. 31	24,570	21,570	None	None
Western Asset Institutional U.S. Treasury Obligations Money Market Fund	Aug. 31	21,334	18,334	None	None
Western Asset Institutional U.S. Treasury Reserves	Aug. 31	19,897	16,897	None	None
Western Asset Select Tax Free Reserves	Aug. 31	20,613	17,613	None	None
Western Asset SMASh Series C Fund	Feb. 28	36,524	34,524	None	None
Western Asset SMASh Series EC Fund	Feb. 28	39,120	37,120	None	None
Western Asset SMASh Series M Fund	Feb. 28	46,197	44,197	None	None
Western Asset SMASh Series TF Fund	Feb. 28	27,576	24,576	None	None
Legg Mason Partners Income Trust
Western Asset Adjustable Rate Income Fund	May 31	38,142	36,142	None	None
Western Asset California Municipals Fund	Feb. 28	34,853	31,853	None	None
Western Asset Corporate Bond Fund	Dec. 31	40,964	38,964	None	None
Western Asset Emerging Markets Debt Fund	Feb. 28	34,419	32,419	None	None
Western Asset Global High Yield Bond Fund	Dec. 31	39,213	37,213	None	None
Western Asset Income Fund	July 31	38,021	42,021	None	None
Western Asset Intermediate Maturity California Municipals Fund	Nov. 30	32,035	29,035	None	None
Western Asset Intermediate Maturity New York Municipals Fund	Nov. 30	32,316	29,316	None	None
Western Asset Intermediate-Term Municipals Fund	Mar. 31	55,990	52,990	None	None
Western Asset Managed Municipals Fund	Feb. 28	74,408	71,408	None	None
Western Asset Massachusetts Municipals Fund	Nov. 30	31,088	28,088	None	None
Western Asset Mortgage Backed Securities Fund	Dec. 31	45,374	43,374	None	None
Western Asset Municipal High Income Fund	July 31	39,276	42,276	None	None
Western Asset New Jersey Municipals Fund	Mar. 31	32,387	29,387	None	None
Western Asset New York Municipals Fund	Mar. 31	36,237	33,237	None	None
Western Asset Oregon Municipals Fund	April 30	30,955	27,955	None	None
Western Asset Pennsylvania Municipals Fund	Mar. 31	32,007	29,007	None	None
Western Asset Short Duration High Income Fund	July 31	38,504	42,504	None	None
Western Asset Short Duration Municipal Income Fund	Feb. 28	48,441	45,441	None	None
Western Asset Short-Term Bond Fund	Dec. 31	44,904	42,904	None	None
Legg Mason Partners Money Market Trust
Western Asset Government Reserves	Aug. 31	26,367	23,367	None	None
Western Asset New York Tax Free Money Market Fund	Aug. 31	28,968	25,968	None	None
Western Asset Prime Obligations Money Market Fund	Aug. 31	35,088	32,088	None	None
Western Asset Tax Free Reserves	Aug. 31	23,582	20,582	None	None
Western Asset U.S. Treasury Reserves	Aug. 31	19,897	16,897	None	None

		Audit Fees		Audit-Related Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Legg Mason Partners Premium Money Market Trust
Western Asset Premium Liquid Reserves	Aug. 31	20,164	17,164	None	None
Western Asset Premium U.S. Treasury Reserves	Aug. 31	19,986	16,986	None	None
Legg Mason Partners Variable Income Trust
Western Asset Core Plus VIT Portfolio	Dec. 31	41,638	38,638	None	None
Western Asset Variable Global High Yield Bond Portfolio	Dec. 31	39,527	36,527	None	None
Master Portfolio Trust
Government Portfolio	Aug. 31	31,040	28,040	None	None
Liquid Reserves Portfolio	Aug. 31	40,389	37,389	None	None
Tax Free Reserves Portfolio	Aug. 31	40,389	37,389	None	None
U.S. Treasury Obligations Portfolio	Aug. 31	35,085	32,085	None	None
U.S. Treasury Reserves Portfolio	Aug. 31	28,432	25,432	None	None
Western Asset Funds, Inc.
Western Asset Core Bond Fund	Dec. 31	69,406	65,104	None	None
Western Asset Core Plus Bond Fund	Dec. 31	86,214	81,583	None	None
Western Asset High Yield Fund	May 31	57,709	53,636	None	None
Western Asset Inflation Indexed Plus Bond Fund	Dec. 31	47,175	43,308	None	None
Western Asset Intermediate Bond Fund	May 31	52,352	48,385	None	None
Western Asset Macro Opportunities Fund	Oct. 31	66,710	62,461	None	None
Western Asset Total Return Unconstrained Fund	May 31	62,911	58,737	None	None

Tax Fees and All Other Fees

		Tax Fees		All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Legg Mason Partners Institutional Trust
Western Asset Institutional Government Reserves	Aug. 31	None	None	None	None
Western Asset Institutional Liquid Reserves	Aug. 31	None	None	None	None
Western Asset Institutional U.S. Treasury Obligations Money Market Fund	Aug. 31	None	None	None	None
Western Asset Institutional U.S. Treasury Reserves	Aug. 31	None	None	None	None
Western Asset Select Tax Free Reserves	Aug. 31	None	None	None	None
Western Asset SMASh Series C Fund	Feb. 28	None	None	None	None
Western Asset SMASh Series EC Fund	Feb. 28	None	None	None	None
Western Asset SMASh Series M Fund	Feb. 28	None	None	None	None
Western Asset SMASh Series TF Fund	Feb. 28	None	None	None	None
Legg Mason Partners Income Trust
Western Asset Adjustable Rate Income Fund	May 31	None	None	None	None
Western Asset California Municipals Fund	Feb. 28	None	None	None	None
Western Asset Corporate Bond Fund	Dec. 31	None	None	None	None
Western Asset Emerging Markets Debt Fund	Feb. 28	None	None	None	None
Western Asset Global High Yield Bond Fund	Dec. 31	None	None	None	None
Western Asset Income Fund	July 31	None	None	None	None

		Tax Fees		All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Western Asset Intermediate Maturity California Municipals Fund	Nov. 30	None	None	None	None
Western Asset Intermediate Maturity New York Municipals Fund	Nov. 30	None	None	None	None
Western Asset Intermediate-Term Municipals Fund	Mar. 31	None	None	None	None
Western Asset Managed Municipals Fund	Feb. 28	None	None	None	None
Western Asset Massachusetts Municipals Fund	Nov. 30	None	None	None	None
Western Asset Mortgage Total Return Fund[1]	Dec. 31	None	None	None	None
Western Asset Municipal High Income Fund	July 31	None	None	None	None
Western Asset New Jersey Municipals Fund	Mar. 31	None	None	None	None
Western Asset New York Municipals Fund	Mar. 31	None	None	None	None
Western Asset Oregon Municipals Fund	April 30	None	None	None	None
Western Asset Pennsylvania Municipals Fund	Mar. 31	None	None	None	None
Western Asset Short Duration High Income Fund	July 31	None	None	None	None
Western Asset Short Duration Municipal Income Fund	Feb. 28	None	None	None	None
Western Asset Short-Term Bond Fund	Dec. 31	None	None	None	None
Legg Mason Partners Money Market Trust
Western Asset Government Reserves	Aug. 31	None	None	None	None
Western Asset New York Tax Free Money Market Fund	Aug. 31	None	None	None	None
Western Asset Prime Obligations Money Market Fund	Aug. 31	None	None	None	None
Western Asset Tax Free Reserves	Aug. 31	None	None	None	None
Western Asset U.S. Treasury Reserves	Aug. 31	None	None	None	None
Legg Mason Partners Premium Money Market Trust
Western Asset Premium Liquid Reserves	Aug. 31	None	None	None	None
Western Asset Premium U.S. Treasury Reserves	Aug. 31	None	None	None	None
Legg Mason Partners Variable Income Trust
Western Asset Core Plus VIT Portfolio	Dec. 31	None	None	None	None
Western Asset Variable Global High Yield Bond Portfolio	Dec. 31	None	None	None	None
Master Portfolio Trust
Government Portfolio	Aug. 31	None	None	None	None
Liquid Reserves Portfolio	Aug. 31	None	None	None	None
Tax Free Reserves Portfolio	Aug. 31	None	None	None	None
U.S. Treasury Obligations Portfolio	Aug. 31	None	None	None	None
U.S. Treasury Reserves Portfolio	Aug. 31	None	None	None	None
Western Asset Funds, Inc.
Western Asset Core Bond Fund	Dec. 31	None	6,942	None	None
Western Asset Core Plus Bond Fund	Dec. 31	None	7,663	None	None
Western Asset High Yield Fund	May 31	None	6,000	None	None
Western Asset Inflation Indexed Plus Bond Fund	Dec. 31	None	6,201	None	None
Western Asset Intermediate Bond Fund	May 31	None	6,400	None	None
Western Asset Macro Opportunities Fund	Oct. 31	None	6,510	None	None
Western Asset Total Return Unconstrained Fund	May 31	None	6,000	None	None

1 Prior to September 27, 2019, the Western Asset Mortgage Backed Securities Fund.

Aggregate Non-Audit fees for Services Provided to Each Fund and its Affiliated Services Providers Pre-Approved by the Audit Committee

		Aggregate Non-Audit Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Legg Mason Partners Institutional Trust
Western Asset Institutional Government Reserves	Aug. 31	463,263	432,645
Western Asset Institutional Liquid Reserves	Aug. 31	463,263	432,645
Western Asset Institutional U.S. Treasury Obligations Money Market Fund	Aug. 31	463,263	432,645
Western Asset Institutional U.S. Treasury Reserves	Aug. 31	463,263	432,645
Western Asset Select Tax Free Reserves	Aug. 31	463,263	432,645
Western Asset SMASh Series C Fund	Feb. 28	678,000	432,645
Western Asset SMASh Series EC Fund	Feb. 28	678,000	432,645
Western Asset SMASh Series M Fund	Feb. 28	678,000	432,645
Western Asset SMASh Series TF Fund	Feb. 28	678,000	432,645
Legg Mason Partners Income Trust
Western Asset Adjustable Rate Income Fund	May 31	678,000	432,645
Western Asset California Municipals Fund	Feb. 28	678,000	432,645
Western Asset Corporate Bond Fund	Dec. 31	678,000	160,000
Western Asset Emerging Markets Debt Fund	Feb. 28	678,000	432,645
Western Asset Global High Yield Bond Fund	Dec. 31	678,000	160,000
Western Asset Income Fund	July 31	463,523	517,227
Western Asset Intermediate Maturity California Municipals Fund	Nov. 30	678,000	160,000
Western Asset Intermediate Maturity New York Municipals Fund	Nov. 30	678,000	160,000
Western Asset Intermediate-Term Municipals Fund	Mar. 31	678,000	392,645
Western Asset Managed Municipals Fund	Feb. 28	678,000	432,645
Western Asset Massachusetts Municipals Fund	Nov. 30	678,000	160,000
Western Asset Mortgage Backed Securities Fund	Dec. 31	678,000	160,000
Western Asset Municipal High Income Fund	July 31	463,523	517,227
Western Asset New Jersey Municipals Fund	Mar. 31	678,000	392,645
Western Asset New York Municipals Fund	Mar. 31	678,000	392,645
Western Asset Oregon Municipals Fund	April 30	678,000	472,645
Western Asset Pennsylvania Municipals Fund	Mar. 31	678,000	392,645
Western Asset Short Duration High Income Fund	July 31	463,523	517,227
Western Asset Short Duration Municipal Income Fund	Feb. 28	678,000	432,645
Western Asset Short-Term Bond Fund	Dec. 31	678,000	160,000
Legg Mason Partners Money Market Trust
Western Asset Government Reserves	Aug. 31	463,263	432,645
Western Asset New York Tax Free Money Market Fund	Aug. 31	463,263	432,645
Western Asset Prime Obligations Money Market Fund	Aug. 31	463,263	432,645
Western Asset Tax Free Reserves	Aug. 31	463,263	432,645
Western Asset U.S. Treasury Reserves	Aug. 31	463,263	432,645
Legg Mason Partners Premium Money Market Trust
Western Asset Premium Liquid Reserves	Aug. 31	463,263	432,645
Western Asset Premium U.S. Treasury Reserves	Aug. 31	463,263	432,645
Legg Mason Partners Variable Income Trust
Western Asset Core Plus VIT Portfolio	Dec. 31	678,000	269,356
Western Asset Variable Global High Yield Bond Portfolio	Dec. 31	678,000	269,356
Master Portfolio Trust
Government Portfolio	Aug. 31	463,263	432,645
Liquid Reserves Portfolio	Aug. 31	463,263	432,645
Tax Free Reserves Portfolio	Aug. 31	463,263	432,645

		Aggregate Non-Audit Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
U.S. Treasury Obligations Portfolio	Aug. 31	463,263	432,645
U.S. Treasury Reserves Portfolio	Aug. 31	463,263	432,645
Western Asset Funds, Inc.
Western Asset Core Bond Fund	Dec. 31	678,000	269,356
Western Asset Core Plus Bond Fund	Dec. 31	678,000	269,356
Western Asset High Yield Fund	May 31	678,000	562,403
Western Asset Inflation Indexed Plus Bond Fund	Dec. 31	678,000	269,356
Western Asset Intermediate Bond Fund	May 31	678,000	562,403
Western Asset Macro Opportunities Fund	Oct. 31	678,000	271,895
Western Asset Total Return Unconstrained Fund	May 31	678,000	562,403

Appendix I

5% Share Ownership

As of August 30, 2019, the following persons owned of record the amounts indicated of the shares of the class of the Funds indicated. Please note that certain Funds do not have share classes.

Name and Address	Class	Shares Held	As % of shares outstanding

Western Asset Institutional Government Reserves
CITIBANK NA AS TRUSTEE FBO LLOYD’S 111 WALL ST FL 14, NEW YORK NY 10043-1000	L	48,225,202.000	6.26%
CITIBANK NA AS TRUSTEE FBO LLOYD’S 111 WALL ST FL 15, NEW YORK NY 10043-1000	L	51,175,889.000	6.64%
CITIBANK NA AS TRUSTEE FBO LLOYD’S 480 WASHINGTON BLVD FL 30, JERSEY CITY NJ 07310-2053	L	108,482,287.830	14.08%
CITIBANK NA AS TTEE FBO LLOYD’S 111 WALL ST FL 15, NEW YORK NY 10043-1000	L	39,877,190.000	5.17%
CITIGROUP GLOBAL MARKETS INC 111 WALL ST FL 241581-1755, NEW YORK NY 10005-3501	INST	446,350,528.960	5.76%
TREASURY BROKERAGE FBO ILLINOIS 400 W MONROE ST STE 305, SPRINGFIELD IL 62704-1800	INST	520,000,000.000	6.71%
BANCO DE LA REPUBLICA CARRERA 7 NO 14-78 3RD FL, BOGOTA COLOMBIA	INST	501,030,799.400	6.46%
HARE & CO 2 111 SANDERS CREEK PKWY, EAST SYRACUSE NY 13057-1382	INST	510,746,005.620	6.59%
WELLS FARGO BANK ACCOUNT FBO CUSTOMERS 550 S 4TH ST FL 13, MINNEAPOLIS MN 55415-1529	INST	562,951,489.950	7.26%
SMITH BARNEY PRIVATE TRUST COMPANY 1 COURT SQUARE FL 22, LONG ISLAND CITY NY 11120-0001	INST	1,593,253,597.720	20.54%
PERSHING LLC FBO CUSTOMERS 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	INST	897,392,104.230	11.57%
SILICON VALLEY BANK 3003 TASMAN DR, SANTA CLARA CA 95054-1191	INV	771,750,817.840	95.59%

Western Asset Institutional Liquid Reserves
MORGAN STANLEY DOMESTIC HOLDINGS INC 201 PLAZA TWO FL 3, JERSEY CITY NJ 07311	INST	202,922,602.785	6.98%
3M COMPANY 3M CENTER BLDG 224-55-26, SAINT PAUL MN 55144-1000	INST	149,977,978.630	5.16%
JPMS LLC - CHASE PROCESSING 28521 4 CHASE METROTECH CENTER 7THFL, BROOKLYN NY 11245-0003	INST	999,685,088.484	34.41%
SPECIAL CUSTODY AC FBO CUSTOMERS 71 S WACKER DR STE 500, CHICAGO IL 60606-4673	INST	494,582,624.002	17.02%
MORGAN STANLEY DOMESTIC HOLDINGS INC 201 PLAZA TWO FL 3, JERSEY CITY NJ 07311	INV	41,492,057.622	100.00%

Western Asset Institutional U.S. Treasury Obligations Money Market Fund
FIDUCIARY TRUST INTL REVENUE 280 PARK AVE FL 6TH, NEW YORK NY 10017-1274	ADMIN	465,853,000.000	69.00%

Name and Address	Class	Shares Held	As % of shares outstanding

Western Asset Institutional U.S. Treasury Obligations Money Market Fund (continued)
FIDUCIARY TRUST INTL NON REVENUE 280 PARK AVE FL 6TH, NEW YORK NY 10017-1274	ADMIN	209,307,000.000	31.00%
LEGG MASON INVESTOR SERVICES LLC 100 INTERNATIONAL DR, BALTIMORE MD 21202-4673	INST	20,794,370.290	81.07%
WESTERN ASSET MANAGEMENT 385 E COLORADO BLVD CORPORATE FINANCE 5TH FL, PASADENA CA 91101-1929	INST	4,053,044.920	15.80%
MORGAN STANLEY DOMESTIC HOLDINGS INC 201 PLAZA TWO FL 3, JERSEY CITY NJ 07311	INVEST	4,541,187.960	100.00%

Western Asset Institutional U.S. Treasury Reserves
MORGAN STANLEY DOMESTIC HOLDINGS INC 201 PLAZA TWO FL 3, JERSEY CITY NJ 07311	INST	442,463,105.340	10.76%
CITIGROUP GLOBAL MARKETS INC 111 WALL ST FL 241581-1755, NEW YORK NY 10005-3501	INST	321,278,518.580	7.81%
CITIBANK NA 1 COURT SQUARE FL 22, LONG ISLAND NY 11120	INST	876,099,362.680	21.31%
HARE & CO 2 111 SANDERS CREEK PKWY, EAST SYRACUSE NY 13057-1382	INST	655,816,823.570	15.95%
SOUTHERN CALIFORNIA EDISON 2244 WALNUT GROVE AVE, ROSEMEAD CA 91770-3714	INST	249,752,771.620	6.07%
PERSHING LLC FBO CUSTOMERS 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	INST	333,119,332.500	8.10%
MORGAN STANLEY DOMESTIC HOLDINGS INC 201 PLAZA TWO FL 3, JERSEY CITY NJ 07311	INV	145,794,958.900	5.83%
SILICON VALLEY BANK 3003 TASMAN DR, SANTA CLARA CA 95054-1191	INV	2,319,681,652.380	92.72%

Western Asset Select Tax Free Reserves
MORGAN STANLEY DOMESTIC HOLDINGS INC 201 PLAZA TWO FL 3, JERSEY CITY NJ 07311	INV	7,653,099.060	100.00%
MORGAN STANLEY DOMESTIC HOLDINGS INC 201 PLAZA TWO FL 3, JERSEY CITY NJ 07311	SELECT	251,119,453.700	91.86%
PERSHING LLC FBO CUSTOMERS 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	SELECT	20,826,283.670	7.62%

Western Asset SMASh Series C Fund
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086		10,403,816.878	9.12%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901		37,672,545.590	33.04%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484		51,655,597.411	45.30%

Name and Address	Class	Shares Held	As % of shares outstanding

Western Asset SMASh Series EC Fund
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086		28,332,139.357	12.42%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901		74,295,621.749	32.56%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484		100,479,455.379	44.04%

Western Asset SMASh Series M Fund
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086		26,750,048.021	10.51%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901		83,807,140.265	32.92%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484		113,636,205.407	44.64%

Western Asset SMASh Series TF Fund
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901		1,994,915.021	48.65%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484		2,065,937.369	50.38%

Western Asset Adjustable Rate Income Fund
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	A	2,474,713.231	22.94%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	3,687,780.075	34.19%
JP MORGAN SECURITIES LLC FBO CUSTOMERS 3RD FLOOR MUTUAL FUND DEPARTMENT, BROOKLYN NY 11245	A	637,037.914	5.91%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	A	1,103,148.557	10.23%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	88,183.950	37.22%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD, JERSEY CITY, NJ 07310	C	36,252.010	15.30%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	37,158.447	15.69%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	C1	37,134.355	7.91%
JP MORGAN SECURITIES LLC FBO CUSTOMERS 3RD FLOOR MUTUAL FUND DEPARTMENT, BROOKLYN NY 11245	C1	361,566.862	77.00%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	I	837,833.287	5.05%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	985,415.898	5.93%

Name and Address	Class	Shares Held	As % of shares outstanding

Western Asset Adjustable Rate Income Fund (continued)
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	I	3,390,751.471	20.42%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	I	4,698,327.203	28.30%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	3,891,886.652	23.44%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	IS	85,921.376	7.36%
COLORADO SCHOOL OF MINES FOUNDATION PO BOX 4005, GOLDEN CO 80402-4005	IS	741,208.030	63.50%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	IS	170,869.892	14.64%
DARIEN LIBRARY INC 1441 POST RD, DARIEN CT 06820-5419	IS	118,066.375	10.12%

Western Asset California Municipals Fund
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	A	1,330,504.214	6.18%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	A	1,915,634.857	8.90%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	A	2,038,623.061	9.48%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	10,492,398.124	48.77%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	A	1,098,009.461	5.10%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A	2,196,009.513	10.21%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	231,401.574	12.62%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	210,491.140	11.48%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	780,976.572	42.58%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	C	407,942.794	22.24%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	I	336,929.457	9.03%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	I	375,830.080	10.07%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	275,099.815	7.37%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	1,711,555.271	45.85%

Name and Address	Class	Shares Held	As % of shares outstanding

Western Asset California Municipals Fund (continued)
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	I	327,598.992	8.78%

Western Asset Corporate Bond Fund
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	3,386,712.425	16.23%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A	10,716,539.338	51.37%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	C	282,527.269	35.68%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	61,309.363	7.74%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	85,658.928	10.82%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	41,323.101	5.22%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	58,832.150	7.43%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	68,308.090	8.63%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	C	117,750.379	14.87%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C1	19,444.694	16.08%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C1	6,514.773	5.39%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	C1	7,126.011	5.89%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C1	6,602.120	5.46%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD, JERSEY CITY, NJ 07310	C1	11,889.759	9.83%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C1	9,125.493	7.55%
Z&R ASSOCIATES INC 2319 WESTCHESTER AVE, BRONX NY 10462-5011	C1	13,022.697	10.77%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	C1	7,494.927	6.20%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	I	6,522,884.702	23.13%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	2,125,400.604	7.54%

Name and Address	Class	Shares Held	As % of shares outstanding

Western Asset Corporate Bond Fund (continued)
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	I	4,192,144.839	14.87%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	3,720,022.498	13.19%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	I	5,117,201.396	18.15%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	P	315,133.270	8.88%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	P	2,188,067.763	61.67%

Western Asset Emerging Markets Debt Fund
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	A	1,131,698.420	48.01%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	972,407.025	41.25%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A2	465,918.555	100.00%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	40,333.058	20.06%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	48,860.022	24.30%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	61,699.418	30.69%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	31,605.694	15.72%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	FI	5,986.960	20.61%
VANGUARD BROKERAGE SERVICES A/C 7709-1450 PO BOX 1170, VALLEY FORGE PA 19482-1170	FI	1,796.634	6.19%
VANGUARD BROKERAGE SERVICES A/C 8942-7601 PO BOX 1170, VALLEY FORGE PA 19482-1170	FI	8,571.665	29.51%
VANGUARD BROKERAGE SERVICES A/C 3788-1417 PO BOX 1170, VALLEY FORGE PA 19482-1170	FI	6,346.367	21.85%
VANGUARD BROKERAGE SERVICES A/C 4982-6979 PO BOX 1170, VALLEY FORGE PA 19482-1170	FI	3,844.249	13.23%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	I	629,555.240	12.44%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	I	859,406.580	16.99%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	2,406,216.970	47.56%

Name and Address	Class	Shares Held	As % of shares outstanding

Western Asset Emerging Markets Debt Fund (continued)
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	277,164.118	5.48%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	IS	205,242.138	88.87%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	IS	13,754.678	5.96%

Western Asset Global High Yield Bond Fund
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	3,585,301.609	13.80%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A	14,050,030.084	54.06%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	C	134,907.052	22.06%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	314,444.132	51.43%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	39,797.015	6.51%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	40,497.454	6.62%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C1	490,457.892	44.12%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C1	108,294.615	9.74%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C1	113,857.095	10.24%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	C1	74,395.263	6.69%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C1	69,755.263	6.27%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	I	275,078.468	6.24%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	I	283,357.154	6.43%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	I	253,894.831	5.76%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	2,491,037.470	56.49%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FL, JACKSONVILLE FL 32246-6484	I	326,885.164	7.41%
STATE OF COLORADO COLLEGEINVEST PORTFOLIO 1 620 8TH AVE FL 49, NEW YORK NY 10018-1618	IS	1,540,927.908	15.66%
STATE OF COLORADO COLLEGEINVEST PORTFOLIO 2 620 8TH AVE FL 49, NEW YORK NY 10018-1618	IS	800,671.062	8.14%

Name and Address	Class	Shares Held	As % of shares outstanding

Western Asset Global High Yield Bond Fund (continued)
STATE OF COLORADO COLLEGEINVEST PORTFOLIO 3 620 8TH AVE FL 49, NEW YORK NY 10018-1618	IS	1,189,619.421	12.09%
STATE OF COLORADO COLLEGEINVEST PORTFOLIO 4 620 8TH AVE FL 49, NEW YORK NY 10018-1618	IS	2,885,232.475	29.33%
STATE OF COLORADO COLLEGEINVEST PORTFOLIO 5 620 8TH AVE FL 49, NEW YORK NY 10018-1618	IS	2,835,370.364	28.82%

Western Asset Income Fund
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	13,198,058.990	27.39%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A	24,663,433.722	51.18%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	C	74,036.377	6.97%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	125,701.217	11.84%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	97,387.067	9.17%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	89,697.534	8.45%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	169,476.212	15.96%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	168,360.122	15.85%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	C	78,766.693	7.42%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	C1	22,657.774	5.96%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	C1	81,158.367	21.35%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C1	32,526.714	8.56%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C1	117,979.674	31.03%
CAPITAL BANK & TRUST COMPANY 8515 E ORCHARD RD 2T2, GREENWOOD VLG CO 80111-5002	C1	22,480.780	5.91%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMER 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	2,483,842.419	14.52%
LPL FINANCIAL FBO CUSTOMER 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	I	1,629,243.819	9.52%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	1,005,041.814	5.87%

Name and Address	Class	Shares Held	As % of shares outstanding

Western Asset Income Fund (continued)
BAND & CO C/O US BANK NA 1555 N. RIVERCENTER DRIVE STE. 302, MILWAUKEE WI 53212	I	3,248,050.638	18.99%
WELLS FARGO BANK NA FBO 25561800 PO BOX 1533, MINNEAPOLIS, MN 55480	I	1,201,443.149	7.02%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	1,586,219.296	9.27%
RELIANCE TRUST CO FBO RTC INV MGT C/C PO BOX 28004, ATLANTA GA 30358	IS	5,236,268.335	63.31%
NEWSGUILD OF NEW YORK-CONSUMER REPORTS PENSION PLAN 830 BEAR TAVERN RD, EWING NJ 08628-0000	IS	422,637.587	5.11%
SEI PRIVATE TRUST COMPANY C/O LEGACY SWP ONE FREEDOM VALLEY DRIVE, OAKS, PA 19456	IS	2,003,563.209	24.22%

Western Asset Intermediate Maturity California Municipals Fund
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	A	778,815.949	7.60%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	4,992,487.204	48.73%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	A	513,043.644	5.01%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A	2,035,631.024	19.87%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	1,472,321.707	20.81%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	C	447,329.403	6.32%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	428,857.391	6.06%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	3,571,203.315	50.47%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	I	273,966.503	6.44%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	I	426,647.993	10.03%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	669,786.488	15.75%
RBC CAPITAL MARKETS, LLC FBO CUSTOMERS 510 MARQUETTE AVE SOUTH, MINNEAPOLIS MN 55402-1110	I	402,180.569	9.45%
TD AMERITRADE INC FBO CUSTOMERS PO BOX 2226, OMAHA NE 68103-2226	I	329,812.102	7.75%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	690,339.096	16.23%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	387,539.681	9.11%

Name and Address	Class	Shares Held	As % of shares outstanding

Western Asset Intermediate Maturity California Municipals Fund (continued)
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	I	542,616.091	12.76%

Western Asset Intermediate Maturity New York Municipals Fund
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	A	681,630.587	6.01%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	A	1,667,933.802	14.71%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	5,816,742.980	51.30%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	A	794,729.379	7.01%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	2,263,971.231	47.22%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	834,645.046	17.41%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	458,294.793	9.56%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	I	513,080.525	11.59%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	I	669,754.824	15.13%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	392,730.789	8.87%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	I	714,470.510	16.14%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	926,081.769	20.92%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	I	900,604.404	20.35%

Western Asset Intermediate-Term Municipals Fund
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	A	7,211,882.097	7.04%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	A	6,077,795.948	5.93%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	43,849,989.923	42.78%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A	21,470,876.796	20.95%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	C	5,709,494.373	13.63%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	4,480,620.914	10.69%

Name and Address	Class	Shares Held	As % of shares outstanding

Western Asset Intermediate-Term Municipals Fund (continued)
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	C	2,920,597.978	6.97%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	6,025,955.888	14.38%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	10,154,326.051	24.23%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	6,069,709.136	14.49%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	19,680,692.187	9.89%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	15,132,246.466	7.61%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	I	106,446,225.916	53.52%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	23,736,725.838	11.93%
EDWARD D JONES & CO FBO CUSTOMERS 12555 MANCHESTER RD, SAINT LOUIS MO 63131-3729	IS	35,200,399.480	95.62%

Western Asset Managed Municipals Fund
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	1	1,143,520.192	99.99%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	59,871,578.323	27.52%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A	29,689,304.354	13.64%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	C	1,778,721.830	10.12%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	1,053,560.519	6.00%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	2,025,383.274	11.53%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	1,735,783.695	9.88%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	3,042,051.284	17.31%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	C	4,379,236.661	24.92%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	I	5,150,876.182	7.61%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	I	3,529,092.583	5.21%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	I	8,853,314.451	13.08%

Name and Address	Class	Shares Held	As % of shares outstanding

Western Asset Managed Municipals Fund (continued)
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	I	3,873,381.841	5.72%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	15,360,091.986	22.69%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	I	12,902,711.162	19.06%
EDWARD D JONES & CO FBO CUSTOMERS 12555 MANCHESTER RD, SAINT LOUIS MO 63131-3729	IS	1,787,768.220	74.51%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	IS	310,272.737	12.93%
RELIANCE TRUST CO FBO RTC INV MGT C/C PO BOX 28004, ATLANTA GA 30358	IS	197,680.426	8.24%

Western Asset Massachusetts Municipals Fund
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	A	226,094.867	6.06%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	1,117,875.697	29.98%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	A	625,107.735	16.77%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A	514,967.576	13.81%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD, JERSEY CITY, NJ 07310	A	263,708.954	7.07%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	C	37,532.318	9.28%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	58,849.114	14.56%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	C	93,056.561	23.02%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	23,582.562	5.83%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	C	44,733.628	11.07%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	I	446,638.806	19.46%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	607,758.872	26.47%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	I	434,266.548	18.92%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	440,332.613	19.18%

Name and Address	Class	Shares Held	As % of shares outstanding

Western Asset Massachusetts Municipals Fund (continued)
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	I	191,385.120	8.34%

Western Asset Mortgage Backed Securities Fund
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	1	2,626,886.803	100.00%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	6,255,549.895	13.26%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A	28,284,344.813	59.94%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	135,141.577	6.97%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	254,814.450	13.14%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	250,208.473	12.90%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	229,995.522	11.86%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	C	191,807.997	9.89%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	C1	11,747.821	7.11%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C1	26,575.359	16.08%
STIFEL NICOLAUS & CO INC FBO CUSTOMERS 501 N BROADWAY, ST LOUIS MO 63102-2188	C1	12,790.059	7.74%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C1	54,735.322	33.12%
COUNSEL TRUST DBA MATC FBO NORTHERN LIGHTS SERVICES, INC. 1251 WATERFRONT PL STE 525, PITTSBURGH PA 15222-4228	C1	12,642.698	7.65%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	I	1,915,869.281	5.11%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	4,243,463.430	11.31%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	I	12,492,248.773	33.29%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	I	2,117,573.983	5.64%
SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE, OAKS, PA 19456	I	2,490,396.328	6.64%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	I	4,153,210.760	11.07%

Name and Address	Class	Shares Held	As % of shares outstanding

Western Asset Mortgage Backed Securities Fund (continued)
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS 711 HIGH STREET, DES MOINES, IA 50392	IS	395,912.662	28.81%
RELIANCE TRUST CO FBO RTC INV MGT C/C PO BOX 28004, ATLANTA GA 30358	IS	206,199.811	15.00%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	IS	588,535.688	42.82%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	IS	72,354.156	5.26%

Western Asset Municipal High Income Fund
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	A	1,684,821.446	8.39%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	A	1,436,798.574	7.15%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	6,928,423.294	34.50%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	A	1,859,899.072	9.26%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A	1,870,274.512	9.31%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	C	642,227.031	18.05%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	266,850.476	7.50%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	431,171.467	12.12%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	202,724.310	5.70%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	429,576.573	12.07%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	C	855,175.434	24.03%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	I	1,793,212.779	12.96%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	857,899.479	6.20%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	I	999,156.871	7.22%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	3,086,837.133	22.31%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	I	3,278,950.557	23.70%

Name and Address	Class	Shares Held	As % of shares outstanding

Western Asset New Jersey Municipals Fund
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	A	951,227.780	8.17%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	A	1,537,247.942	13.20%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	5,256,637.587	45.12%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	A	799,742.838	6.86%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A	1,170,898.032	10.05%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	C	115,808.794	7.85%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	78,964.334	5.35%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	363,209.861	24.62%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	96,741.983	6.56%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	226,422.080	15.35%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	C	316,483.493	21.45%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	I	170,799.565	5.42%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	380,654.495	12.08%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	I	291,091.549	9.24%
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	I	546,349.074	17.34%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	704,024.699	22.35%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	I	519,902.978	16.50%

Western Asset New York Municipals Fund
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	A	1,800,731.626	5.51%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	A	7,957,561.723	24.33%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	A	1,922,961.048	5.88%

Name and Address	Class	Shares Held	As % of shares outstanding

Western Asset New York Municipals Fund (continued)
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	12,556,308.555	38.39%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	A	1,898,111.808	5.80%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	C	131,580.289	5.15%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	528,116.413	20.69%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	317,091.967	12.42%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	132,643.928	5.20%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	298,617.676	11.70%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	C	710,312.650	27.83%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	I	1,788,464.247	24.09%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	I	614,734.079	8.28%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	I	502,990.121	6.78%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	1,957,562.891	26.37%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	I	655,138.538	8.82%

Western Asset Oregon Municipals Fund
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	A	794,714.884	20.87%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	A	226,640.840	5.95%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	1,320,124.165	34.67%
EDWARD D JONES & CO FBO CUSTOMERS 12555 MANCHESTER RD, SAINT LOUIS MO 63131-3729	C	23,100.310	5.16%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	C	31,140.035	6.96%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	97,523.399	21.78%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	54,474.773	12.17%

Name and Address	Class	Shares Held	As % of shares outstanding

Western Asset Oregon Municipals Fund (continued)
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	127,091.923	28.39%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	I	127,110.093	5.06%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	I	159,664.766	6.36%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	256,516.726	10.22%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	283,681.533	11.30%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	I	493,282.927	19.66%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	I	202,976.652	8.09%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	304,169.532	12.12%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	314,565.272	12.53%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	I	131,754.085	5.25%

Western Asset Pennsylvania Municipals Fund
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	A	457,611.409	5.67%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	A	857,743.753	10.63%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	2,898,060.351	35.92%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	A	490,212.412	6.08%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A	1,248,418.626	15.47%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	304,879.945	10.95%
STIFEL NICOLAUS & CO INC FBO CUSTOMERS 501 N BROADWAY, ST LOUIS MO 63102-2188	C	252,098.456	9.06%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	C	229,761.024	8.25%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	693,922.359	24.93%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	C	214,310.748	7.70%

Name and Address	Class	Shares Held	As % of shares outstanding

Western Asset Pennsylvania Municipals Fund (continued)
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	C	339,364.789	12.19%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	I	142,326.004	5.15%
RBC CAPITAL MARKETS, LLC FBO CUSTOMERS 510 MARQUETTE AVE SOUTH, MINNEAPOLIS MN 55402-1110	I	208,487.177	7.54%
TD AMERITRADE INC FBO CUSTOMERS PO BOX 2226, OMAHA NE 68103-2226	I	290,562.128	10.51%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	202,940.193	7.34%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	I	386,466.479	13.97%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	I	344,672.886	12.46%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	549,300.939	19.86%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	I	330,077.767	11.93%

Western Asset Short Duration High Income Fund
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	13,363,579.352	24.25%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A	26,507,975.613	48.11%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	C	485,581.418	6.40%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	1,848,963.251	24.36%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	921,357.949	12.14%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	1,265,029.842	16.67%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	441,690.296	5.82%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	774,135.630	10.20%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	C	800,319.059	10.54%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C1	972,215.729	40.06%
STIFEL NICOLAUS & CO INC FBO CUSTOMERS 501 N BROADWAY, ST LOUIS MO 63102-2188	C1	132,312.476	5.45%

Name and Address	Class	Shares Held	As % of shares outstanding

Western Asset Short Duration High Income Fund (continued)
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	C1	265,702.556	10.95%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	C1	279,328.540	11.51%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C1	389,892.532	16.07%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	I	684,326.064	5.76%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	I	883,567.616	7.44%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	638,771.222	5.38%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	I	1,727,228.312	14.54%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	I	859,437.961	7.23%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	3,088,318.176	25.99%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	I	1,624,682.404	13.67%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	R	1,925.179	9.21%
DCGT AS TTEE AND/OR CUST FBO PLIC 711 HIGH STREET, DES MOINES, IA 50392	R	5,434.211	26.00%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	R	3,093.149	14.80%
ASCENSUS TRUST COMPANY FBO SOMERS M. WILTON, INC. P.O. BOX 10758, FARGO, ND 58106	R	4,868.688	23.30%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	R	5,516.252	26.39%

Western Asset Short Duration Municipal Income Fund
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	A	4,531,022.951	6.56%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	A	6,026,801.613	8.72%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	41,805,120.733	60.49%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	A	6,231,640.125	9.02%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A2	220,715.640	100.00%

Name and Address	Class	Shares Held	As % of shares outstanding

Western Asset Short Duration Municipal Income Fund (continued)
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	C	10,514,619.154	22.30%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	3,995,498.725	8.48%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	C	3,079,061.554	6.53%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	5,253,302.969	11.14%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	4,624,918.064	9.81%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	11,431,699.360	24.25%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	I	3,502,751.280	5.82%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	I	4,701,818.936	7.82%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	5,034,176.089	8.37%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	I	3,523,234.690	5.86%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	26,673,751.263	44.35%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	I	4,471,968.513	7.44%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	IS	363,522.560	86.77%
JP MORGAN SECURITIES LLC FBO CUSTOMERS 3RD FLOOR MUTUAL FUND DEPARTMENT, BROOKLYN NY 11245	IS	55,449.233	13.23%

Western Asset Short-Term Bond Fund
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	A	763,719.695	5.39%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	7,891,275.489	55.69%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	153,300.986	11.61%
RBC CAPITAL MARKETS, LLC FBO CUSTOMERS 510 MARQUETTE AVE SOUTH, MINNEAPOLIS MN 55402-1110	C	72,736.855	5.51%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	290,396.136	21.99%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	77,074.078	5.84%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	441,239.332	33.41%

Name and Address	Class	Shares Held	As % of shares outstanding

Western Asset Short-Term Bond Fund (continued)
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	C1	281,861.050	12.48%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	C1	415,374.478	18.39%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C1	389,019.625	17.22%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C1	301,622.565	13.35%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C1	297,079.996	13.15%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	7,119,196.052	18.64%
NATIONAL FINANCIAL SERVICES CORP FBO CUST 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	20,531,554.261	53.75%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	I	2,117,480.784	5.54%
MORGAN STANLEY SMITH BARNEY LLC FBO CUST 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	2,586,254.385	6.77%
STATE OF COLORADO COLLEGEINVEST, PORTFOLIO 4 620 8TH AVE FL 49, NEW YORK NY 10018-1618	IS	19,120,047.017	13.94%
STATE OF COLORADO COLLEGEINVEST, PORTFOLIO 5 620 8TH AVE FL 49, NEW YORK NY 10018-1618	IS	25,577,584.478	18.65%
STATE OF COLORADO COLLEGEINVEST, PORTFOLIO 6 620 8TH AVE FL 49, NEW YORK NY 10018-1618	IS	53,553,338.814	39.05%
STATE OF COLORADO COLLEGEINVEST, PORTFOLIO 7 620 8TH AVE FL 49, NEW YORK NY 10018-1618	IS	34,232,121.165	24.96%
ASCENSUS TRUST COMPANY FBO MOBILE LUMBER P.O. BOX 10758, FARGO, ND 58106	R	14,843.171	82.19%
ASCENSUS TRUST COMPANY FBO RAD ARCHITECTURE 401K PO BOX 10577, FARGO, ND 58106	R	2,692.145	14.91%

Western Asset Government Reserves
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	145,532,657.510	18.39%
FIDUCIARY TRUST INTL REVENUE 280 PARK AVE FL 6TH, NEW YORK NY 10017-1274	A	93,653,000.000	11.83%
PERSHING LLC FBO CUSTOMERS 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	A	426,616,027.130	53.91%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A2	339,967,704.890	100.00%
PERSHING LLC FBO CUSTOMERS 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	SERVICE	326,288.460	100.00%

Name and Address	Class	Shares Held	As % of shares outstanding

Western Asset New York Tax Free Money Market Fund
ROBERT A ALESSI EMMA R ALESSI JT WROS 50 SHORE DR, PLANDOME NY 11030-1024	N	3,616,543.520	23.20%
PERSHING LLC P.O. BOX 2052, JERSEY CITY NJ 07303-2052	N	1,106,628.890	7.10%
FIDUCIARY TRUST INTL REVENUE 280 PARK AVE FL 6TH, NEW YORK NY 10017-1274	A	23,647,200.000	25.65%
FIDUCIARY TRUST INTL NON REVENUE 280 PARK AVE FL 6TH, NEW YORK NY 10017-1274	A	4,693,500.000	5.09%
PERSHING LLC FBO CUSTOMERS 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	A	61,530,331.500	66.75%

Western Asset Prime Obligations Money Market Fund
FIDUCIARY TRUST INTL REVENUE 280 PARK AVE FL 6TH, NEW YORK NY 10017-1274	A	113,226,000.000	66.12%
FIDUCIARY TRUST INTL NON REVENUE 280 PARK AVE FL 6TH, NEW YORK NY 10017-1274	A	57,641,500.000	33.66%

Western Asset Tax Free Reserves
FIDUCIARY TRUST INTL REVENUE 280 PARK AVE FL 6TH, NEW YORK NY 10017-1274	A	17,185,500.000	33.05%
FIDUCIARY TRUST INTL NON REVENUE 280 PARK AVE FL 6TH, NEW YORK NY 10017-1274	A	18,126,000.000	34.86%
PERSHING LLC FBO CUSTOMERS 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	A	16,360,394.570	31.46%
ALICE L FRIEDLAND LAWRENCE N FRIEDLAND JT TEN 770 LEXINGTON AVE FL 18, NEW YORK NY 10065-8165	N	475,122.570	7.19%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	N	4,554,885.440	68.90%
MARY JANE SCHANK TOD DTD 06/11/2013 17465 W RIVER BIRCH DR APT 102, BROOKFIELD WI 53045-3105	N	476,091.460	7.20%

Western Asset U.S. Treasury Reserves
CITIBANK NA 1 COURT SQUARE FL 22, LONG ISLAND NY 11120	N	44,992,250.380	15.57%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	N	229,470,175.280	79.40%
PERSHING LLC FBO CUSTOMERS 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	SERVICE	585,077.400	100.00%

Western Asset Premium Liquid Reserves
DONALD E HANDELMAN PO BOX 817, PURCHASE NY 10577-0817		831,865.544	5.41%
EDMUND L MERLE-SMITH PO BOX 817, PURCHASE NY 10577-0817		1,248,942.222	8.12%
YARON Z REICH LISA W REICH JT TEN 31 MARTIN LN, LAWRENCE NY 11559-1505		1,042,400.924	6.78%

Name and Address	Class	Shares Held	As % of shares outstanding

Western Asset Premium Liquid Reserves (continued)
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901		3,809,987.469	24.77%
PERSHING LLC P.O. BOX 2052, JERSEY CITY NJ 07303-2052		971,602.662	6.32%

Western Asset Premium U.S. Treasury Reserves
CITIBANK NA 1 COURT SQUARE FL 22, LONG ISLAND NY 11120		23,078,557.460	7.43%
PERSHING LLC FBO CUSTOMERS 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001		273,545,344.060	88.03%

Western Asset Core Plus VIT Portfolio
METLIFE INSURANCE CO USA 1 FINANCIAL CTR FL 20, BOSTON MA 02111-2694	I	9,536,969.715	79.39%
NEW YORK LIFE INS & ANNUITY CORP 30 HUDSON ST, JERSEY CITY NJ 07302-4600	I	1,299,337.248	10.82%
MIDLAND NATIONAL LIFE INS CO ACCOUNT C 4350 WESTOWN PKWY, WEST DES MOINES IA 50266-1036	II	10,991,781.085	41.03%
OHIO NATIONAL LIFE CO FBO SEPARATE ACCT P O BOX 237, CINCINNATI OH 45201-0237	II	7,070,510.167	26.39%
NATIONAL SECURITY LIFE & ANNUITY CO FBO SEPARATE ACCT ONE FINANCIAL WAY, CINCINNATI OH 45242-5851	II	1,420,064.160	5.30%
GUARDIAN INSURANCE & ANNUITY CO INC 6255 STERNERS WAY, BETHLEHEM PA 18017-9464	II	6,991,221.926	26.10%

Western Asset Variable Global High Yield Bond Portfolio
METLIFE INSURANCE CO USA 1 FINANCIAL CTR FL 20, BOSTON MA 02111-2694	I	872,212.143	5.81%
FIRST METLIFE INVESTORS 18210 CRANE NEST DR, TAMPA FL 33647-2748	I	870,127.945	5.79%
METLIFE INSURANCE CO USA 1 FINANCIAL CTR FL 20, BOSTON MA 02111-2694	I	10,170,895.036	67.70%
TIAA-CREF LIFE SEPARATE ACCOUNT 8500 ANDREW CARNEGIE BLVD E2/N5, CHARLOTTE NC 28262-8500	I	1,986,412.544	13.22%
LINCOLN BENEFIT LIFE 2940 S 84TH ST, LINCOLN NE 68506-4154	II	539,500.122	11.11%
RIVERSOURCE LIFE INSURANCE CO 10468 AMERIPRISE FINANCIAL CENTER, MINNEAPOLIS MN 55474-0001	II	1,391,984.646	28.66%
NATIONWIDE LIFE INSURANCE COMPANY P.O. BOX 182029, COLUMBUS OH 43218-2029	II	640,614.974	13.19%
METLIFE INSURANCE CO USA 1 FINANCIAL CTR FL 20, BOSTON MA 02111-2694	II	1,345,463.143	27.70%
SECURITY BENEFIT LIFE INSURANCE CO. ONE SECURITY BENEFIT PLACE, TOPEKA KS 66636-1000	II	324,807.631	6.69%

Name and Address	Class	Shares Held	As % of shares outstanding

Western Asset Core Bond Fund
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	2,987,747.011	9.53%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	A	7,580,236.025	24.19%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A	5,936,219.310	18.94%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	476,457.843	10.51%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	420,079.131	9.27%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	908,817.768	20.04%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	C	1,085,032.845	23.93%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C1	13,702.789	5.89%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	C1	17,179.139	7.39%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C1	20,178.862	8.68%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C1	18,279.354	7.86%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD, JERSEY CITY, NJ 07310	C1	23,696.453	10.19%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C1	42,870.107	18.44%
WILLIAM JOY & JO JOY TRUSTEE FBO: THE JOY GROUP 401K 8515 E ORCHARD RD 2T2, GREENWOOD VILLAGE CO 80111	C1	12,919.377	5.56%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	C1	13,320.443	5.73%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	FI	2,088,394.746	13.47%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	FI	881,797.165	5.69%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	FI	5,859,613.719	37.80%
TD AMERITRADE INC FBO CUSTOMERS PO BOX 2226, OMAHA NE 68103-2226	FI	1,976,871.743	12.75%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	96,027,902.999	17.32%

Name and Address	Class	Shares Held	As % of shares outstanding

Western Asset Core Bond Fund (continued)
MERRILL LYNCH PIERCE FENNER & SMITH INC FBO CUSTOMERS 4800 DEER LAKE DR E, JACKSONVILLE FL 32246-6484	I	44,468,577.102	8.02%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	216,235,350.347	39.01%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	35,584,390.764	6.42%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	IS	29,991,785.674	7.72%
BANK OF AMERICA NA TTEE BANK OF AMERICA 401K 700 LOUISIANA ST TX4-213-06-14, HOUSTON TX 77002-2700	IS	98,617,504.391	25.38%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	IS	45,414,005.074	11.69%
TD AMERITRADE INC FBO CUSTOMERS PO BOX 2226, OMAHA NE 68103-2226	IS	56,820,305.951	14.62%
SEI PRIVATE TRUST COMPANY 1 FREEDOM VALLEY DRIVE, OAKS PA 19456	IS	20,220,202.113	5.20%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	IS	31,504,538.708	8.11%
STATE STREET BANK AND TRUST (FBO) ADP ACCESS 1 LINCOLN ST, BOSTON MA 02111-2901	R	327,538.611	16.98%
CAPITAL BANK & TRUST COMPANY TTEE F MOSSBERG CORP 8515 E ORCHARD RD 2T2, GREENWOOD VILLAGE CO 80111	R	102,136.037	5.29%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	R	548,633.442	28.43%

Western Asset Core Plus Bond Fund
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	8,813,270.179	8.65%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	A	25,697,719.282	25.23%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A	13,367,433.651	13.13%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	C	1,113,389.147	5.89%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	1,036,350.608	5.48%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	2,361,474.125	12.49%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	952,526.552	5.04%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	4,522,871.987	23.92%

Name and Address	Class	Shares Held	As % of shares outstanding

Western Asset Core Plus Bond Fund (continued)
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	C	4,939,244.457	26.12%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	C1	46,633.097	18.19%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C1	17,293.704	6.75%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	C1	14,550.910	5.68%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C1	27,541.179	10.74%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C1	23,733.637	9.26%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C1	53,318.071	20.80%
GREAT-WEST TRUST COMPANY LLC FBO CUSTOMERS 8515 E ORCHARD RD 2T2, GREENWOOD VILLAGE CO 80111	C1	24,565.488	9.58%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	C1	20,880.887	8.14%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	FI	10,851,849.160	32.46%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	FI	4,897,456.926	14.65%
TD AMERITRADE INC FBO CUSTOMERS PO BOX 2226, OMAHA NE 68103-2226	FI	3,102,285.906	9.28%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	FI	3,370,924.260	10.08%
SUNTRUST BANK FBO SUNTRUST 8515 E ORCHARD RD 2T2, GREENWOOD VLG CO 80111-5002	FI	2,935,788.990	8.78%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	82,036,291.625	5.29%
MERRILL LYNCH PIERCE FENNER & SMITH INC FBO CUSTOMERS 4800 DEER LAKE DR E, JACKSONVILLE FL 32246-6484	I	136,001,283.336	8.77%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	473,058,141.002	30.51%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	223,962,020.195	14.45%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	IS	41,902,602.239	6.35%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	IS	122,672,638.442	18.58%
STATE STREET BANK AND TRUST TTEE (FBO) ADP ACCESS 1 LINCOLN ST, BOSTON MA 02111-2901	R	1,358,913.566	5.79%
SAMMONS RETIREMENT SOLUTION 4546 CORPORATE DR STE 100, WEST DES MOINES IA 50266	R	18,104,942.626	77.15%

Name and Address	Class	Shares Held	As % of shares outstanding

Western Asset High Yield Fund
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	A	57,287.112	9.44%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	A	99,226.133	16.34%
TD AMERITRADE INC FBO CUSTOMERS PO BOX 2226, OMAHA NE 68103-2226	A	96,653.127	15.92%
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	A	42,636.604	7.02%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	78,377.920	12.91%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD, JERSEY CITY, NJ 07310	A	51,630.287	8.50%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD, JERSEY CITY, NJ 07310	A	53,015.488	8.73%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD, JERSEY CITY, NJ 07310	A	64,600.822	10.64%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A2	4,631,538.944	100.00%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	25,591.582	8.84%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	33,141.747	11.45%
STIFEL NICOLAUS & CO INC FBO CUSTOMERS 501 N BROADWAY, ST LOUIS MO 63102-2188	C	22,155.268	7.66%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	74,843.310	25.86%
CATHOLIC HEALTH INITIATIVES 198 INVERNESS DR W, ENGLEWOOD CO 80112-3637	I	1,428,446.147	13.48%
CATHOLIC HEALTH INITIATIVES 198 INVERNESS DR W, ENGLEWOOD CO 80112-3637	I	4,783,779.100	45.13%
MERRILL LYNCH PIERCE FENNER & SMITH INC FBO CUSTOMERS 4800 DEER LAKE DR E, JACKSONVILLE FL 32246-6484	I	924,619.242	8.72%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	1,288,004.333	12.15%
WELLS FARGO BANK NA FBO WESTERN ASSET DEFERRED COMP PLAN 028939800 PO BOX 1533, MINNEAPOLIS MN 55480-1533	I	576,495.919	5.44%
LEGG MASON PARTNERS LIFESTYLE SERIES INC ALLOCATION 85% 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	2,352,585.726	16.43%
LEGG MASON PARTNERS LIFESTYLE SERIES INC ALLOCATION 70% 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	2,934,806.071	20.50%
LEGG MASON PARTNERS LIFESTYLE SERIES INC ALLOCATION 50% 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	2,011,312.500	14.05%
LEGG MASON PARTNERS LIFESTYLE SERIES INC ALLOCATION 30% 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	1,037,740.799	7.25%

Name and Address	Class	Shares Held	As % of shares outstanding

Western Asset High Yield Fund (continued)
JPMORGAN CHASE BANK NA FBO CUSTOMERS 4 CHASE METROTECH CENTER, 6TH FLR, BROOKLYN, NY 11245	IS	3,259,567.449	22.77%
CAPINCO C/O US BANK NA 1555 N. RIVERCENTER DRIVE STE. 302, MILWAUKEE WI 53212	IS	1,739,836.876	12.15%
VOYA RETIREMENT INSURANCE 1 ORANGE WAY, WINDSOR CT 06095-4773	IS	766,677.494	5.36%
FIIOC BAY EQUITY 401K PLAN 100 MAGELLAN WAY, COVINGTON KY 41015-1987	R	15,668.479	38.73%
ROGER BARAL & KEVIN CALHOUN BLOOMFIELD ELECTRIC CO INC 401 PW P 8515 E ORCHARD RD 2T2, GREENWOOD VILLAGE CO 80111	R	3,248.145	8.03%
CAPITAL BANK & TRUST COMPANY TTEE F BARTHOLOMEW HEALTH GROUP 401K 8515 E ORCHARD RD 2T2, GREENWOOD VILLAGE CO 80111	R	4,575.191	11.31%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	R	13,495.097	33.36%

Western Asset Inflation Indexed Plus Bond Fund
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	247,162.153	20.52%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	A	658,026.018	54.63%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	C	5,091.485	7.55%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	5,476.282	8.12%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	19,496.170	28.91%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	15,951.885	23.65%
STEPHEN D ROTHSCHILD TRUSTEE FBO PROFIT SHARING PLAN OF CLOSURE SYST 8515 E ORCHARD RD 2T2, GREENWOOD VILLAGE CO 80111	C	4,419.913	6.55%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	C	8,556.669	12.69%
MG TRUST COMPANY CUST. FBO DOUG LEBRECHT PLUMBING & HEATING, I 717 17TH ST STE 1300, DENVER CO 80202-3304	C1	2,734.470	32.37%
VANGUARD BROKERAGE SERVICES A/C 6312-4343 P. O. BOX 1170, VALLEY FORGE PA 19482-1170	C1	3,126.791	37.01%
ROBERT W BAIRD & CO. INC. A/C 4338-2103 777 EAST WISCONSIN AVENUE, MILWAUKEE WI 53202-5391	C1	1,974.340	23.37%

Name and Address	Class	Shares Held	As % of shares outstanding

Western Asset Inflation Indexed Plus Bond Fund (continued)
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	C1	511.225	6.05%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	FI	57,595.258	78.34%
FIIOC FBO MARIPOSA 401K PLAN 100 MAGELLAN WAY, COVINGTON KY 41015-1987	FI	4,658.553	6.34%
SUNTRUST BANK FBO CUSTOMERS 8515 E ORCHARD RD 2T2, GREENWOOD VLG CO 80111-5002	FI	4,518.224	6.15%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	I	3,252,524.974	72.90%
STATE OF COLORADO COLLEGEINVEST PORTFOLIO 4 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	3,170,424.461	9.46%
STATE OF COLORADO COLLEGEINVEST PORTFOLIO 5 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	5,823,277.280	17.38%
STATE OF COLORADO COLLEGEINVEST PORTFOLIO 6 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	10,863,585.821	32.43%
STATE OF COLORADO COLLEGEINVEST PORTFOLIO 7 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	7,750,112.985	23.14%
MAC & CO A/C 699587 PO BOX 3198 525 WILLIAM PENN PLACE, PITTSBURGH PA 15230-3198	IS	1,733,925.776	5.18%
ASCENSUS TRUST COMPANY FBO SJ ASSOCIATES NEW YORK, INC. 401(K) P.O. BOX 10758, FARGO, ND 58106	R	9,330.020	15.07%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	R	44,657.545	72.13%

Western Asset Intermediate Bond Fund
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	A	22,326.852	6.84%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD, JERSEY CITY, NJ 07310	A	16,430.206	5.03%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD, JERSEY CITY, NJ 07310	A	16,368.866	5.01%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	A	124,904.525	38.26%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	C	23,722.094	31.77%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	3,741.308	5.01%
STIFEL NICOLAUS & CO INC FBO CUSTOMERS 501 N BROADWAY, ST LOUIS MO 63102-2188	C	4,198.167	5.62%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	22,316.471	29.89%

Name and Address	Class	Shares Held	As % of shares outstanding

Western Asset Intermediate Bond Fund (continued)
LPL FINANCIAL FBO CUSTOMERS 4707 EXECUTIVE DRIVE, SAN DIEGO CA 92121	C	3,948.846	5.29%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD, JERSEY CITY, NJ 07310	C	5,269.000	7.06%
JANNEY MONTGOMERY SCOTT LLC A/C 2397-9734 & JEFFREY PAUL NORTHROP TTEES 1717 ARCH STREET, PHILADELPHIA PA 19103-2713	C	5,012.497	6.71%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	3,940,773.386	6.69%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	I	4,539,648.864	7.70%
NATIONAL FINANCIAL SRVCS LLC FBO CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	I	20,013,500.224	33.97%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	I	3,312,154.457	5.62%
SAXON & CO. FBO 40400904099990 P.O. BOX 7780-1888, PHILADELPHIA PA 19182	I	10,593,789.344	17.98%
CAPINCO C/O US BANK NA 1555 N. RIVERCENTER DRIVE STE. 302, MILWAUKEE WI 53212	I	5,916,063.376	10.04%
WESTERN MICHIGAN UNIVERSITY INVESTMENT & ENDOWMENT MANAGEMENT 1083 SEIBERT ADMINSTRATION BLDG, KALAMAZOO MI 49008	IS	1,946,664.197	6.20%
SHEET METAL WORKERS INTERNATIONAL ASSOCIATION STRIKE FUND 1750 NEW YORK AVE NW STE 600, WASHINGTON DC 20006-5386	IS	2,039,117.129	6.49%
LEGG MASON PARTNERS VARIABLE LIFESTYLE ALLOCATION 50% 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1618	IS	2,187,802.571	6.96%
US BANK FBO PS&SI LOCAL #290 H&W-WABSX PO BOX 1787, MILWAUKEE WI 53201-1787	IS	2,768,923.889	8.81%
CAPINCO C/O US BANK NA 1555 N. RIVERCENTER DRIVE STE. 302, MILWAUKEE WI 53212	IS	7,678,873.534	24.44%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	IS	6,093,458.204	19.39%
STATE STREET BANK AND TRUST FBO CUSTOMERS 1 LINCOLN ST, BOSTON MA 02111-2901	R	7,880.358	23.21%
MID ATLANTIC TRUST COMPANY FBO FFC ENTERPRISES LLC 401(K) 1251 WATERFRONT PLACE, SUITE 525, PITTSBURGH, PA 15222	R	12,387.550	36.48%
GREENSBURG 401K 8515 E ORCHARD RD 2T2, GREENWOOD VILLAGE CO 80111	R	4,790.458	14.11%
AGUIRRE & FIELDS LP 401K 8515 E ORCHARD RD 2T2, GREENWOOD VILLAGE CO 80111	R	2,414.519	7.11%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	R	2,813.765	8.29%

Name and Address	Class	Shares Held	As % of shares outstanding

Western Asset Macro Opportunities Fund
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	A	418,752.692	11.51%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	A	829,988.611	22.81%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	441,702.380	12.14%
SEI PRIVATE TRUST COMPANY C/O BROTHERHOOD BANK ID 387 ONE FREEDOM VALLEY DRIVE, OAKS, PA 19456	A	210,641.821	5.79%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	A	187,098.718	5.14%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	A	484,967.015	13.33%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A2	47,552.923	100.00%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	C	572,850.760	24.81%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	128,154.611	5.55%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	C	742,733.830	32.16%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	C	462,038.153	20.01%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	FI	4,280,923.157	92.23%
UBS WM USA FBO 0O0 11011 6100 1000 HARBOR BLVD, WEEHAWKEN, NJ 07086	I	11,396,325.962	11.09%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	12,115,442.188	11.79%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	I	20,394,448.156	19.84%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	I	8,030,277.083	7.81%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	I	23,999,558.271	23.35%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	IS	1,210,759.551	6.02%
LEGG MASON PARTNERS LIFESTYLE SERIES INC ALLOCATION 85% 620 8TH AVENUE 49TH FL, NEW YORK NY 10018-1550	IS	1,237,519.818	6.16%
SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE, OAKS, PA 19456	IS	2,890,407.627	14.38%
SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE, OAKS, PA 19456	IS	2,138,524.285	10.64%

Name and Address	Class	Shares Held	As % of shares outstanding

Western Asset Macro Opportunities Fund (continued)
SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE, OAKS, PA 19456	IS	2,543,521.689	12.66%
MARIL & CO FBO JI 480 PILGRIM WAY - SUITE 1000, GREEN BAY, WI 54304-5280	IS	2,097,084.897	10.43%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	IS	3,479,771.190	17.32%

Western Asset Total Return Unconstrained Fund
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	A	65,799.566	5.15%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	A	376,992.246	29.53%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	A	64,768.901	5.07%
MORGAN STANLEY SMITH BARNEY LLC FBO CUSTOMERS 1 NEW YORK PLAZA FL 12, NEW YORK NY 10004-1901	A	288,020.020	22.56%
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA 760 MOORE RD, KING OF PRUSSIA PA 19406-1212	A2	116,523.379	100.00%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	C	671,515.309	58.25%
WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET, SAINT LOUIS, MO 63103	C	64,159.209	5.57%
AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S, MINNEAPOLIS MN 55402-2405	C	77,822.732	6.75%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	FI	638,741.804	14.30%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	FI	916,337.775	20.51%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	FI	2,716,571.838	60.81%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	I	65,080,836.664	58.80%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	I	12,022,971.534	10.86%
TD AMERITRADE INC FBO CUSTOMERS PO BOX 2226, OMAHA NE 68103-2226	I	6,467,120.745	5.84%
SAXON & CO. FBO 40400904099990 P.O. BOX 7780-1888, PHILADELPHIA PA 19182	I	5,744,974.276	5.19%
PERSHING LLC 1 PERSHING PLZ, JERSEY CITY NJ 07399-0001	IS	3,133,052.171	15.51%
AMALGAMATED BANK CUSTODIAN FBO AFL-CIO STAFF RETIREMENT PLAN 815 16TH ST NW 3RD FL, WASHINGTON DC 20006-4101	IS	3,939,938.747	19.51%
NATIONAL FINANCIAL SERVICES CORP FBO CUSTOMERS 499 WASHINGTON BLVD, JERSEY CITY NJ 07310-2010	IS	2,773,732.297	13.73%

Name and Address	Class	Shares Held	As % of shares outstanding

Western Asset Total Return Unconstrained Fund (continued)
NABANK & CO. PO BOX 2180, TULSA OK 74101	IS	1,579,509.231	7.82%
CAPINCO C/O US BANK NA 1555 N. RIVERCENTER DRIVE STE. 302, MILWAUKEE WI 53212	IS	2,128,161.280	10.54%
CHARLES SCHWAB & CO INC FBO CUSTOMERS 211 MAIN STREET, SAN FRANCISCO CA 94105-1905	IS	1,635,964.476	8.10%
RAYMOND JAMES FBO CUSTOMERS 880 CARILLON PKWY, ST PETERSBURG FL 33716-1100	R	6,712.275	10.77%
DCGT AS TTEE AND/OR CUST FBO PLIC 711 HIGH STREET, DES MOINES, IA 50392	R	5,707.148	9.16%
PHARM-A-SAVE 401K 8515 E ORCHARD RD 2T2, GREENWOOD VILLAGE CO 80111	R	12,178.782	19.54%
SCOTT BADER INC 401K PLAN 8515 E ORCHARD RD 2T2, GREENWOOD VILLAGE CO 80111	R	9,771.469	15.68%
ACP LABCHEM INC 401K PLAN 8515 E ORCHARD RD 2T2, GREENWOOD VILLAGE CO 80111	R	14,954.392	24.00%
KENNETH E MACKENZIE, ESQUIRE, 401K P.O. BOX 10758, FARGO, ND 58106	R	4,131.134	6.63%
MLPF&S FBO CUSTOMERS 4800 DEER LAKE DRIVE EAST 3RD FLOOR, JACKSONVILLE FL 32246-6484	R	8,865.145	14.23%

[FORM OF PROXY CARD*]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 620 Eighth Avenue, 49th Floor New York, New York on December 3, 2019

Please detach at perforation before mailing.

PROXY	WESTERN ASSET FUNDS

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 3, 2019

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. The undersigned, hereby appoints Jane E. Trust, Jeanne M. Kelly, Robert I. Frenkel, Thomas C. Mandia, Marc De Oliveira, Tara E. Gormel and Angela Velez and each of them, proxies with several powers of substitution, to attend the Joint Special Meeting of Shareholders to be held at the offices of Legg Mason at 620 Eighth Avenue, 49th Floor, New York, New York, on Tuesday, December 3, 2019 at 10:00 a.m. (Eastern time), or at any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Joint Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be voted “FOR” the nominees in the proposal. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

YOUR BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1, AS MORE FULLY DESCRIBED IN THE JOINT PROXY STATEMENT.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE IF VOTING BY MAIL.

LMM_30870_092519

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Joint

Joint Special Meeting of Shareholders to be Held on December 3, 2019.

The Joint Proxy Statement for this meeting is available at: https://www.proxy-direct.com/lmf-30870

FUNDS	FUNDS	FUNDS
Fund 1	Fund 2	Fund 3
Fund 4	Fund 5	Fund 6
Fund 7	Fund 8	Fund 9
Fund 10	Fund 11	Fund 12
Fund 13	Fund 14

Please detach at perforation before mailing.

 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    X

A	Proposal The Board responsible for your Fund recommends that you vote “FOR” Proposal 1 with respect to your Fund.

1.	To Elect Board Members: To withhold authority to vote for any individual nominee(s) mark the box “For All Except” and write the nominee number on the line provided.

01. Robert Abeles, Jr.	02. Jane F. Dasher	03. Anita L. DeFrantz	04. Avedick B. Poladian	05. Susan B. Kerley
06. William E.B. Siart	07. Jaynie Miller Studenmund	08. Ronald L. Olson	09. Peter J. Taylor	10. Jane E. Trust

	FOR	WITHHOLD	FOR ALL	FOR	WITHHOLD	FOR ALL
	ALL	ALL	EXCEPT	ALL	ALL	EXCEPT
01 Fund 1	☐	☐	☐ 02 Fund 2	☐	☐	☐
03 Fund 3	☐	☐	☐ 04 Fund 4	☐	☐	☐
05 Fund 5	☐	☐	☐ 06 Fund 6	☐	☐	☐
07 Fund 7	☐	☐	☐ 08 Fund 8	☐	☐	☐
09 Fund 9	☐	☐	☐ 10 Fund 10	☐	☐	☐
11 Fund 11	☐	☐	☐ 12 Fund 12	☐	☐	☐
13 Fund 13	☐	☐	☐ 14 Fund 14	☐	☐	☐

2.	To transact such other business as may properly come before the meeting and any adjournment(s) or postponement(s) thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title of such representation under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

/ /

Scanner bar code

xxxxxxxxxxxxxx	LMM2 30870	M xxxxxxxx

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Voting Instruction Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 620 Eighth Avenue, 49th Floor New York, New York on December 3, 2019

Please detach at perforation before mailing.

VOTING INSTRUCTION CARD	WESTERN ASSET FUNDS

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 3, 2019

[INSURANCE COMPANY NAME DROP-IN]

This Voting Instruction Card is solicited by the above named insurance company seeking voting instructions with respect to shares of Western Asset Funds for which it is the record or beneficial owner on your behalf. The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned’s shares with respect to the Fund(s) be cast as directed on the reverse side at the Joint Special Meeting of Shareholders, to be held at the offices of Legg Mason at 620 Eighth Avenue, 49th Floor, New York, New York, on Tuesday, December 3, 2019 at 10:00 a.m. (Eastern time), and at any adjournment or postponement thereof, as fully as the undersigned would be entitled to vote if personally present. The undersigned, by completing this Voting Instruction Card, does hereby authorize the above named insurance company to exercise its discretion in voting upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

The Voting Instruction Card, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made, the votes attributable to this Voting Instruction Card will be voted FOR the proposal listed on the reverse side. Shares of the Fund(s) for which no instructions are received will be voted in the same proportion as votes for which instructions are received for the Fund(s).

YOUR BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1, AS MORE FULLY DESCRIBED IN THE JOINT PROXY STATEMENT.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-298-8476

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE IF VOTING BY MAIL.

LMM_30870_092519_VI

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Joint

Joint Special Meeting of Shareholders to be Held on December 3, 2019.

The Joint Proxy Statement for this meeting is available at: https://www.proxy-direct.com/lmf-30870

FUNDS	FUNDS	FUNDS
Fund 1	Fund 2	Fund 3
Fund 4	Fund 5	Fund 6
Fund 7	Fund 8	Fund 9
Fund 10	Fund 11	Fund 12
Fund 13	Fund 14

Please detach at perforation before mailing.

 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

A	Proposal The Board responsible for your Fund recommends that you vote “FOR” Proposal 1 with respect to your Fund.

1.	To Elect Board Members: To withhold authority to vote for any individual nominee(s) mark the box “For All Except” and write the nominee(s) number on the line provided.

01. Robert Abeles, Jr.	02. Jane F. Dasher	03. Anita L. DeFrantz	04. Avedick B. Poladian	05. Susan B. Kerley
06. William E.B. Siart	07. Jaynie Miller Studenmund	08. Ronald L. Olson	09. Peter J. Taylor	10. Jane E. Trust

	FOR	WITHHOLD	FOR ALL	FOR	WITHHOLD	FOR ALL
	ALL	ALL	EXCEPT	ALL	ALL	EXCEPT
01 Fund 1	☐	☐	☐ 02 Fund 2	☐	☐	☐
03 Fund 3	☐	☐	☐ 04 Fund 4	☐	☐	☐
05 Fund 5	☐	☐	☐ 06 Fund 6	☐	☐	☐
07 Fund 7	☐	☐	☐ 08 Fund 8	☐	☐	☐
09 Fund 9	☐	☐	☐ 10 Fund 10	☐	☐	☐
11 Fund 11	☐	☐	☐ 12 Fund 12	☐	☐	☐
13 Fund 13	☐	☐	☐ 14 Fund 14	☐	☐	☐

2.	To transact such other business as may properly come before the meeting and any adjournment(s) or postponement(s) thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Voting Instruction Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title of such representation under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

/ /

Scanner bar code

xxxxxxxxxxxxxx	LMM2 30870	M xxxxxxxx